EXHIBIT 99.3

                                                                EXECUTION COPY










                           MSDWCC HELOC TRUST 2005-1
                                    Issuer

                                      and

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                               Indenture Trustee

                                   INDENTURE

                          Dated as of January 1, 2005

                  ------------------------------------------



                           HELOC ASSET-BACKED NOTES


                  ------------------------------------------


                               Table of Contents
                                                                                                      Page


                                  ARTICLE I.
                                 Definitions

Section 1.01. Definitions. .......................................................................................2
Section 1.02. Incorporation by Reference of Trust Indenture Act.  ............................................... 2
Section 1.03. Rules of Construction.............................................................................. 2

                                  ARTICLE II.
                          Original Issuance of Notes

Section 2.01. Form.  .............................................................................................4
Section 2.02. Execution, Authentication and Delivery.  .......................................................... 4

                                 ARTICLE III.
                                   Covenants

Section 3.01. Collection of Payments with respect to the Home Equity Loans.  .................................... 5
Section 3.02. Maintenance of Office or Agency.  ..................................................................5
Section 3.03. Money for Payments to Be Held in Trust; Paying Agent.  .............................................5
Section 3.04. Existence. ........................................................................................ 6
Section 3.05. Payment of Principal and Interest; Defaulted Interest.............................................. 7
Section 3.06. Protection of Trust Estate......................................................................... 9
Section 3.07. Opinions as to Trust Estate........................................................................ 9
Section 3.08. Performance of Obligations; Servicing Agreement................................................... 10
Section 3.09. Negative Covenants. .............................................................................. 10
Section 3.10. Annual Statement as to Compliance.  ...............................................................11
Section 3.11. Recording of Assignments.  ........................................................................11
Section 3.12. Representations and Warranties Concerning the Home Equity Loans....................................11
Section 3.13. Assignee of Record of the Home Equity Loans.  .................................................... 12
Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. ........................................... 13
Section 3.15. Investment Company Act.  ......................................................................... 13
Section 3.16. Issuer May Consolidate, etc. ......................................................................13
Section 3.17. Successor or Transferee. ..........................................................................15
Section 3.18. No Other Business.  ...............................................................................15
Section 3.19. No Borrowing.  ....................................................................................15
Section 3.20. Guarantees, Loans, Advances and Other Liabilities.  ...............................................15
Section 3.21. Capital Expenditures.  ........................................................................... 15
Section 3.22. Owner Trustee Not Liable for Certificates or Related Documents.....................................16
Section 3.23. Restricted Payments.  .............................................................................16
Section 3.24. Notice of Events of Default.  .................................................................... 16
Section 3.25. Further Instruments and Acts. .................................................................... 16
Section 3.26. Statements to Noteholders.  ...................................................................... 16
Section 3.27. Determination of Note Rate. ...................................................................... 16
Section 3.28. Claims under the Credit Enhancement Instrument.....................................................17
Section 3.29. Treatment of the Notes as Debt for All Purposes.  .................................................17


                                      i



Section 3.30. Rights in Respect of Insolvency Proceedings....................................................... 18
Section 3.31. Effect of Payments by the Credit Enhancer: Subrogation............................................ 19
Section 3.32. Protection of Trust Estate.  ....................................................................: 19

                                  ARTICLE IV.
              The Notes; Satisfaction and Discharge of Indenture

Section 4.01. The Notes.  .......................................................................................21
Section 4.02. Registration  of  and  Limitations  on  Transfer  and  Exchange  of  Notes;  Appointment  of
                  Certificate Registrar.  .......................................................................21
Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. ...................................................... 22
Section 4.04. Persons Deemed Owners. ........................................................................... 23
Section 4.05. Cancellation.  ................................................................................... 23
Section 4.06. Book-Entry Notes.  ................................................................................24
Section 4.07. Notices to Depository.  ...........................................................................24
Section 4.08. Definitive Notes.  ............................................................................... 24
Section 4.09. Tax Treatment.  .................................................................................. 25
Section 4.10. Satisfaction and Discharge of Indenture.  .........................................................25
Section 4.11. Application of Trust Money.  ......................................................................26
Section 4.12. Reserved.......................................................................................... 26
Section 4.13. Repayment of Monies Held by Paying Agent.  ....................................................... 26
Section 4.14. Temporary Notes.  ................................................................................ 26

                                  ARTICLE V.
                             Default and Remedies

Section 5.01. Events of Default.  .............................................................................. 28
Section 5.02. Acceleration of Maturity; Rescission and Annulment. .............................................. 28
Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee..........................29
Section 5.04. Remedies; Priorities.............................................................................. 31
Section 5.05. Optional Preservation of the Trust Estate.  .......................................................32
Section 5.06. Limitation of Suits.  .............................................................................32
Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest.  .......................... 33
Section 5.08. Restoration of Rights and Remedies. ...............................................................33
Section 5.09. Rights and Remedies Cumulative. .................................................................. 33
Section 5.10. Delay or Omission Not a Waiver. .................................................................. 33
Section 5.11. Control by Credit Enhancer or Noteholders.  .......................................................33
Section 5.12. Waiver of Past Defaults.  ........................................................................ 34
Section 5.13. Undertaking for Costs. ........................................................................... 34
Section 5.14. Waiver of Stay or Extension Laws.  ............................................................... 35
Section 5.15. Sale of Trust Estate. .............................................................................35
Section 5.16. Action on Notes.  .................................................................................36
Section 5.17. Performance and Enforcement of Certain Obligations................................................ 37

                                  ARTICLE VI.
                             The Indenture Trustee

Section 6.01. Duties of Indenture Trustee....................................................................... 38
Section 6.02. Rights of Indenture Trustee. ......................................................................39


                                      ii



Section 6.03. Individual Rights of Indenture Trustee.  ..........................................................39
Section 6.04. Indenture Trustee's Disclaimer.  ................................................................. 39
Section 6.05. Notice of Event of Default.  ......................................................................39
Section 6.06. Reports by Indenture Trustee to Holders. ......................................................... 40
Section 6.07. Tax.  .............................................................................................40
Section 6.08. Compensation and Indemnity. .......................................................................40
Section 6.09. Replacement of Indenture Trustee.  ................................................................41
Section 6.10. Successor Indenture Trustee by Merger.  ...........................................................42
Section 6.11. Appointment of Co-Indenture Trustee or Separate Indenture Trustee..................................42
Section 6.12. Eligibility; Disqualification.  ...................................................................43
Section 6.13. Preferential Collection of Claims Against Issuer.  ............................................... 43
Section 6.14. Representations and Warranties.  ................................................................. 43
Section 6.15. Directions to Indenture Trustee.  .................................................................44
Section 6.16. Indenture Trustee May Own Securities.  ........................................................... 44
Section 6.17. Other Capacities of Indenture Trustee.    ........................................................ 44

                                 ARTICLE VII.
                        Noteholders' Lists and Reports

Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.  ......................... 45
Section 7.02. Preservation of Information; Communications to Noteholders........................................ 45
Section 7.03. Reports by Issuer. ................................................................................47
Section 7.04. Reports by Indenture Trustee. .................................................................... 47

                                 ARTICLE VIII.
                     Accounts, Disbursements and Releases

Section 8.01. Collection of Money.  .............................................................................48
Section 8.02. Trust Accounts. ...................................................................................48
Section 8.03. Officer's Certificate. ............................................................................48
Section 8.04. Mandatory Auction; Termination Upon Distribution to Noteholders....................................49
Section 8.05. Release of Trust Estate........................................................................... 50
Section 8.06. Surrender of Notes Upon Final Payment.  .......................................................... 50

                                  ARTICLE IX.
                            Supplemental Indentures

Section 9.01. Supplemental Indentures Without Consent of Noteholders............................................ 51
Section 9.02. Supplemental Indentures With Consent of Noteholders.  .............................................52
Section 9.03. Execution of Supplemental Indentures.  ........................................................... 53
Section 9.04. Effect of Supplemental Indenture.  ............................................................... 54
Section 9.05. Conformity with Trust Indenture Act.  ............................................................ 54
Section 9.06. Reference in Notes to Supplemental Indentures. ................................................... 54

                                  ARTICLE X.
                                 Miscellaneous

Section 10.01. Compliance Certificates and Opinions, etc........................................................ 55
Section 10.02. Form of Documents Delivered to Indenture Trustee. ............................................... 55


                                     iii



Section 10.03. Acts of Noteholders.............................................................................. 56
Section 10.04. Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating Agencies.  ...............57
Section 10.05. Notices to Noteholders; Waiver.  ................................................................ 57
Section 10.05.    ...............................................................................................57
Section 10.06. Alternate Payment and Notice Provisions. .........................................................58
Section 10.07. Conflict with Trust Indenture Act.  ..............................................................58
Section 10.08. Effect of Headings.  ............................................................................ 58
Section 10.09. Successors and Assigns.  .........................................................................58
Section 10.10. Separability.  .................................................................................. 58
Section 10.11. Benefits of Indenture.  ......................................................................... 58
Section 10.12. Legal Holidays.  .................................................................................59
Section 10.13. GOVERNING LAW.  ..................................................................................59
Section 10.14. Counterparts.  ...................................................................................59
Section 10.15. Recording of Indenture.  ........................................................................ 59
Section 10.16. Issuer Obligation.  ..............................................................................59
Section 10.17. No Petition.  ....................................................................................59
Section 10.18. Inspection.  .................................................................................... 60
Section 10.19. Rights of the Credit Enhancer to Exercise Rights of Noteholder.  ................................ 60
Section 10.20. Third-Party Beneficiary.  ....................................................................... 60


EXHIBITS

Exhibit A         -        Form of Notes

Exhibit B         -        Form of Servicer Certification

Exhibit C         -        Form of Certification to be Provided to Servicer by Indenture Trustee

Appendix A  Definitions


                                                                EXECUTION COPY


                This Indenture, dated as of January 1, 2005, between MSDWCC HELOC TRUST 2005-1, a Delaware statutory trust, as Issuer (the "Issuer"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the "Indenture Trustee"),

                               WITNESSETH THAT:

                Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Series 2005-1 Home Equity Loan-Backed Notes (the "Notes").

                                GRANTING CLAUSE

                The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to, whether now existing or hereafter created (a) the Home Equity Loans; (b) all funds, cash, money and investment property on deposit from time to time in, or credited from time to time to, each of the Collection Account, the Certificate Distribution Account, the Payment Account and all proceeds thereof; (c) all insurance policies, including the right to payments thereunder, with respect to the Home Equity Loans required to be maintained pursuant to the Servicing Agreement and to be serviced by the Servicer; (d) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments thereon or thereunder, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments thereon or thereunder, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments, investment property and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing; (e) all rights of the Seller/Servicer under the Insurance Policy as described in Section 2.1(a) of the Home Equity Loan Purchase Agreement and (f) all of the Depositor's right, title and interest under the Home Equity Loan Purchase Agreement (each of (a)
- (f) collectively, the "Trust Estate" or the "Collateral").

                The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                The foregoing Grant shall inure to the benefit of the Credit Enhancer in respect of draws made on the Credit Enhancement Instrument and amounts owing from time to time pursuant to the Insurance and Indemnity Agreement (regardless of whether such amounts relate to the Notes), and such Grant shall continue in full force and effect for the benefit of the Credit Enhancer until all such amounts owing to it have been repaid in full.

                The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                  ARTICLE I.

                                 Definitions

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture trustee" or "institutional trustee" means the Indenture Trustee.

               "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

         Section 1.03. Rules of Construction. Unless the context otherwise requires:

                (i) a term has the meaning assigned to it;

                (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                (iii) "or" is not exclusive;

                (iv) "including" means including without limitation;

                (v) words in the singular include the plural and words in the plural include the singular; and

                (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                 ARTICLE II.

                          Original Issuance of Notes

         Section 2.01. Form. The Notes, together with the Indenture Trustee's certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Authorized Officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

                The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

                The terms of the Notes set forth in Exhibit A are part of the terms of this Indenture.

         Section 2.02. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

                Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

                The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount of $753,650,000.

                Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes and shall be issuable in the minimum initial Security Balances of $1,000 and in integral multiples of $1 in excess thereof, except for one Note, evidencing the sum of an authorized denomination thereof and the remainder of the aggregate Security Balance of the Notes.

                No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                 ARTICLE III.

                                  Covenants

         Section 3.01. Collection of Payments with respect to the Home Equity Loans. The Indenture Trustee shall establish and maintain with itself the Payment Account in which the Indenture Trustee shall, subject to the terms of this paragraph, deposit, on the same day as it is received from the Servicer, each remittance received by the Indenture Trustee with respect to the Home Equity Loans. The Indenture Trustee shall make all payments of principal of and interest on the Notes, subject to Section 3.03 and as provided in Section
3.05 herein, from monies on deposit in the Payment Account.

         Section 3.02. Maintenance of Office or Agency. The Issuer will maintain in the City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Indenture Trustee's Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands at the Indenture Trustee's Corporate Trust Office.

         Section 3.03. Money for Payments to Be Held in Trust; Paying Agent. As provided in Section 3.01, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Payment Account pursuant to Section 3.01 shall be made on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Payment Account for payments of Notes shall be paid over to the Issuer except as provided in this Section 3.03. The Issuer hereby appoints the Indenture Trustee as the initial Paying Agent hereunder. The Indenture Trustee hereby accepts such appointment.

                The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

                (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                (ii) give the Indenture Trustee and the Credit Enhancer written notice of any default by the Issuer of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

                (iii) at any time during the continuance of any such default, identified in clause (ii) above upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

                (iv) immediately resign as Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes, if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment;

                (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                (vi) deliver to the Indenture Trustee a copy of the report to Noteholders prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

                The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for one year after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee may also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

         Section 3.04. Existence. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Home Equity Loans and each other instrument or agreement included in the Trust Estate.

         Section 3.05. Payment of Principal and Interest; Defaulted Interest.

         (a) On each Payment Date from Investor P&I Collections on deposit in the Payment Account, the Paying Agent shall pay to the Noteholders, the Certificate Paying Agent, on behalf of the Certificateholders, and to other Persons the amounts to which they are entitled, as set forth below in the following order of priority:

                (i) sequentially to (A) concurrently (I) the Indenture Trustee, payment or reimbursement of any amounts owing to it pursuant to this Indenture, including but not limited to Section 6.08, and pursuant to the Servicing Agreement, including but not limited to Section 7.02, subject to a $100,000 cap per annum for such Payment Date and no more than $20,000 on any Payment Date and (II) the Owner Trustee, its fee for services rendered pursuant to the Trust Agreement, for such Payment Date, and (B) the Servicer, payment of any amounts owing to it pursuant to Section 6.03 of the Servicing Agreement, subject to a $50,000 cap per annum;

                (ii) to the Credit Enhancer, the Premium for the Credit Enhancement Instrument (as set forth in the Premium Letter) and any such Premium remaining unpaid for any prior Payment Date (with interest thereon as provided in the Insurance and Indemnity Agreement) for such Payment Date;

                (iii) to the Noteholders, interest accrued during the related Interest Period at the Note Rate on the Security Balance of the Notes immediately prior to such Payment Date, other than Interest Shortfalls;

                (iv) to the Noteholders, principal equal to the Principal Collection Distribution Amount for such Payment Date less the Principal Reduction Amount for such Payment Date;

                (v) to the Noteholders, an amount equal to (A) the Investor Liquidation Loss Amounts on such Payment Date, plus (B) any Investor Liquidation Loss Amounts remaining undistributed from any preceding Payment Date, provided that any Investor Liquidation Loss Amount shall not be required to be paid to the extent that such Investor Liquidation Loss Amount was paid on the Notes by means of a draw on the Credit Enhancement Instrument;

                (vi) to the Credit Enhancer, reimbursement for prior draws made under the Credit Enhancement Instrument and any other amounts owed to the Credit Enhancer pursuant to the Basic Documents (with interest thereon as provided in the Insurance and Indemnity Agreement);

                (vii) to the Noteholders, an amount equal to the Overcollateralization Deficit for such Payment Date;

                (viii) to the Noteholders, principal in the amount of the Accelerated Principal Payment Amount for such Payment Date;

                (ix) to the Servicer, payment of any amounts owing to it pursuant to Section 6.03 of the Servicing Agreement, not subject to a per annum cap;

                (x) to the Noteholders, an amount equal to Interest Shortfalls not previously paid (together with interest thereon at the Note Rate, to the extent permitted by law);

                (xi) to the Indenture Trustee for any other amounts owing it pursuant to this Indenture, including but not limited to Section 6.08 hereof, and the Servicing Agreement, including but not limited to Section 7.02 thereof, and remaining unpaid after the payment of amounts under Section 3.05(a)(i) above or to the Owner Trustee for any other expenses due it under the Trust Agreement; and

                (xii) any remaining amount, including any Seller P&I Collections, to the Certificate Paying Agent, on behalf of the holders of the Certificates;

provided, however, that on the Scheduled Final Payment Date or other final Payment Date, the amount to be paid pursuant to clause (iv) above shall be equal to the Security Balance of the Notes immediately prior to such Payment Date. For purposes of the foregoing, required payments of principal on the Notes on each Payment Date will include the Investor Liquidation Loss Amounts for such Payment Date and for all previous Collection Periods until paid or covered in full, to the extent not otherwise covered by a Liquidation Loss Distribution Amount, a reduction of the Overcollateralization Amount or a draw on the Credit Enhancement Instrument (up to the outstanding Security Balance thereof).

                On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this Section 3.05 for the purpose of distributing such funds to the Certificateholders.

                The amounts paid to Noteholders shall be paid in accordance with the applicable percentage as set forth in paragraph (b) below. Interest will accrue on the Notes during an Interest Period on the basis of the actual number of days in such Interest Period and a year assumed to consist of 360 days.

                Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder reasonably satisfactory to the Indenture Trustee as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Indenture Trustee, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Securities; provided, however, that the Indenture Trustee shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         (b) The principal of each Note shall be due and payable in full on the Scheduled Final Payment Date for such Note as provided in the related form of Note set forth in Exhibit A. All principal payments of each of the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon written notice to the Indenture Trustee by the Issuer, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Scheduled Final Payment Date or other final Payment Date. Such notice shall be mailed no later than five Business Days prior to such Scheduled Final Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Scheduled Final Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment.

         Section 3.06. Protection of Trust Estate.

         (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture including but not limited to the filing of one or more UCC-1 financing statements describing as collateral all assets and other property of the Issuer and naming the Issuer as debtor and the Indenture Trustee as secured party;

                (iii) cause the Trust to enforce any of the Home Equity Loans;
or

                (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 3.07(a), if no Opinion of Counsel has yet been delivered pursuant to Section 3.07(b)) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

                The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute (if required) and cause the Servicer to file any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

         Section 3.07. Opinions as to Trust Estate.

         (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee, the Credit Enhancer and the Owner Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest in the Trust Estate and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

         (b) On or before January 31st in each calendar year, beginning in 2006, the Issuer shall furnish to the Indenture Trustee and the Credit Enhancer an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution (if required) and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Trust Estate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution (if required) and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Trust Estate until January 31 in the following calendar year.

         Section 3.08. Performance of Obligations; Servicing Agreement.

         (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Home Equity Loans or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Home Equity Loans or any such instrument, except such actions as the Servicer is expressly permitted to take pursuant to the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.09. Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

                (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee or the Credit Enhancer pursuant to Section
5.04 or 8.05 hereof or as may be permitted or required pursuant to the Servicing Agreement or the Home Equity Loan Purchase Agreement;

                (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the Lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                (iv) impair or cause to be impaired the Issuer's interest in the Home Equity Loans, the Home Equity Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders or the Credit Enhancer.

         Section 3.10. Annual Statement as to Compliance. The Issuer will deliver to the Indenture Trustee and the Credit Enhancer, within 120 days after the end of each fiscal year (which currently ends December 31) of the Issuer (commencing with the fiscal year 2006), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                (i) a review of the activities of the Issuer during such year and of its performance under this Indenture and the Trust Agreement has been made under such Authorized Officer's supervision; and

                (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.11. Recording of Assignments. The Issuer shall enforce the obligation of the Seller under the Home Equity Loan Purchase Agreement to submit or cause to be submitted for recording all Assignments of Mortgages to the extent required by the Home Equity Loan Purchase Agreement.

         Section 3.12. Representations and Warranties Concerning the Home Equity Loans.

         (a) The Indenture Trustee, as pledgee of the Home Equity Loans, has the benefit of the representations and warranties made by the Seller in
Section 3.1(a) and Section 3.1(b) of the Home Equity Loan Purchase Agreement concerning the Home Equity Loans and the right to enforce the remedies against the Seller provided in such Section 3.1(a) or Section 3.1(b) to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

         (b) The Issuer hereby makes the following representations and warranties as of the Closing Date with respect to the Home Equity Loans:

                (i) The Issuer represents and warrants that the Indenture creates a valid and continuing security interest (as defined in the UCC) in the Home Equity Loans in favor of the Noteholders, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                (ii) The Issuer represents and warrants that the Home Equity Loans constitute "instruments" within the meaning of the UCC.

                (iii) The Issuer represents and warrants that the Issuer owns and has good and marketable title to the Home Equity Loans free and clear of any Lien, claim or encumbrance of any Person.

                (iv) The Issuer represents and warrants that the Issuer has caused or will have caused, on or prior to the Closing Date the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Home Equity Loans granted to the Noteholders hereunder.

                (v) The Issuer represents and warrants that other than the security interest granted to the Noteholders pursuant to this Agreement, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Home Equity Loans. The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of collateral covering the Home Equity Loans other than any financing statement relating to the security interest granted to the Noteholders hereunder or that has been terminated. The Issuer is not aware of any judgment or tax lien filings against the Issuer.

                (vi) The Issuer represents and warrants that the Issuer has in its possession all original copies of the security certificates that constitute or evidence the Home Equity Loans. The security certificates that constitute or evidence the Home Equity Loans do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Noteholders. All financing statements filed or to be filed against the Issuer in favor of the Noteholders in connection herewith describing the Home Equity Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Noteholders."

         Section 3.13. Assignee of Record of the Home Equity Loans. As pledgee of the Home Equity Loans, the Indenture Trustee may, upon the occurrence of certain events, hold record title to the Home Equity Loans by being named as payee in the endorsements of the Mortgage Notes and assignee in the Assignments of Mortgage as provided under Section 2.1 of the Home Equity Loan Purchase Agreement. Except as expressly provided in the Home Equity Loan Purchase Agreement or in the Servicing Agreement with respect to any specific Home Equity Loan, the Indenture Trustee shall not execute any endorsement or assignment or otherwise release or transfer such record title to any of the Home Equity Loans until such time as the remaining Trust Estate may be released pursuant to Section 8.05(b).

         Section 3.14. Servicer as Agent and Bailee of the Indenture Trustee. Solely for purposes of perfection under Section 9-305 of the UCC or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer, the Issuer and the Indenture Trustee hereby acknowledge that the Servicer is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Collection Account pursuant to
Section 3.02 of the Servicing Agreement that are allocable to the Home Equity Loans, as well as the agent and bailee of the Indenture Trustee in holding any Related Documents released to the Servicer pursuant to Section 3.06(b) of the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such agency pursuant to Section
3.02 of the Servicing Agreement, the Indenture Trustee, as a pledgee of the Home Equity Loans, will be deemed to have possession of such Related Documents, such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer.

         Section 3.15. Investment Company Act. The Issuer shall not become an "investment company" or come under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section
3.15 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.16. Issuer May Consolidate, etc.

         (a) The Issuer shall not consolidate or merge with or into any other Person, unless the Credit Enhancer consents thereto and:

                (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Credit Enhancer, the due and punctual payment of the principal of and interest on all Notes and to the Certificate Paying Agent, on behalf of the Certificateholders and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                (ii) immediately after giving effect to such transaction, no Event of Default shall have occurred and be continuing;

                (iii) the Issuer receives prior written consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade without taking into account the Credit Enhancement Instrument;

                (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer as addressees thereof) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

                (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                (vi) the Issuer shall have delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         (b) Except as otherwise provided in the Servicing Agreement or the Home Equity Loan Purchase Agreement, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless the Credit Enhancer consents to such conveyance or transfer and:

                (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, or the District of Columbia, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Credit Enhancer, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein,
(C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                (iii) the Issuer receives consent of the Credit Enhancer and the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes or the Certificates to be reduced, suspended or withdrawn, as determined without regard to the Credit Enhancement Instrument;

                (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Credit Enhancer as addressees thereof) to the effect that such transaction will not have any material adverse tax consequence to the Issuer or any Noteholder;

                (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

                (vi) the Issuer shall have delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.17. Successor or Transferee.

         (a) Upon any consolidation or merger of the Issuer in accordance with
Section 3.16(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.16(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.18. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning and selling and managing the Home Equity Loans and the issuance of the Notes and Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.19. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

         Section 3.20. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or extend credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.21. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.22. Owner Trustee Not Liable for Certificates or Related Documents. The recitals contained herein shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee and the Indenture Trustee make no representations as to the validity or sufficiency of this Indenture, of any Basic Document or of the Certificates (other than the signatures of the Owner Trustee on the Certificates) or the Notes, or of any Related Documents. The Owner Trustee and the Indenture Trustee shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under the Trust Agreement or to the Noteholders under this Indenture including, the compliance by the Depositor or the Seller with any warranty or representation made under any Basic

Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

         Section 3.23. Restricted Payments. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement and (y) payments to the Servicer pursuant to the terms of the Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

         Section 3.24. Notice of Events of Default. The Issuer shall give the Indenture Trustee, the Credit Enhancer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Trust Agreement.

         Section 3.25. Further Instruments and Acts. Upon request of the Indenture Trustee or the Credit Enhancer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.26. Statements to Noteholders. On each Payment Date, the Indenture Trustee and the Certificate Registrar shall make available to DTC, the Rating Agencies, the Issuer, the Depositor, the Servicer, the Credit Enhancer, each Noteholder and Certificateholder, respectively, the Statement prepared by the Indenture Trustee and based on the Servicing Reports provided to the Indenture Trustee by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         The Indenture Trustee will make the Statement (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, the other parties described in the preceding paragraph and the general public via the Indenture Trustee's internet website. The Indenture Trustee's internet website shall initially be located at "www.ctslink.com". Assistance in using the website can be obtained by calling the Indenture Trustee's customer service desk at (301) 815-6600. Parties that are unable to use the above distribution option are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Indenture Trustee shall have the right to change the way the Statement is distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Indenture Trustee shall provide timely and adequate notification to all above parties regarding any such changes.

         Section 3.27. Determination of Note Rate. On the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period, the Indenture Trustee shall determine LIBOR and the Note Rate for such Interest Period and shall provide the Issuer, the Servicer and the Depositor with the rates of LIBOR and the Note Rate by making such rates available on the Indenture Trustee's internet website, as set forth in Section 3.26.

         Section 3.28. Claims under the Credit Enhancement Instrument.

         (a) By the close of business on the second Business Day preceding each Payment Date the Indenture Trustee shall determine from the Servicing Report with respect to the immediately following Payment Date, the Deficiency Amount, if any.

         (b) If the Indenture Trustee determines pursuant to paragraph (a) above that a Deficiency Amount would exist, the Indenture Trustee shall complete a notice in the form of Exhibit A to the Credit Enhancement Instrument and submit such notice to the Credit Enhancer no later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for the payment of an Insured Amount in an amount equal to the Deficiency Amount.

         (c) The Indenture Trustee shall establish an Eligible Account (which may be a sub-account of the Payment Account) for the benefit of the Noteholders and the Credit Enhancer referred to herein as the "Policy Payment Account" over which the Indenture Trustee shall have exclusive control and sole right of withdrawal. The Indenture Trustee shall deposit upon receipt any amount paid under the Credit Enhancement Instrument into the Policy Payment Account and distribute such amount only for purposes of payment to the Noteholders of the Insured Amount for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Depositor, the Servicer, the Indenture Trustee or the Trust. Amounts paid under the Credit Enhancement Instrument, to the extent needed to pay the Insured Amount, shall be disbursed by the Indenture Trustee to the Noteholders in accordance with Section 3.05(a)(iii), (iv) and (v), as applicable. It shall not be necessary for such payments to be made by check or wire transfers separate from checks or wire transfers used to pay the Insured Amount with other funds available to make such payment. However, the amount of any payment of principal or interest on the Notes to be paid from funds transferred from the Policy Payment Account shall be noted as provided in subsection (d) of this Section 3.28 and in the Servicing Report. Funds held in the Policy Payment Account shall not be invested. Any funds remaining in the Policy Payment Account on the first Business Day following a Payment Date shall be returned to the Credit Enhancer pursuant to the written instructions of the Credit Enhancer by the end of such Business Day.

         (d) The Indenture Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Note from moneys received under the Credit Enhancement Instrument. The Credit Enhancer shall have the right to inspect such records at reasonable times during normal business hours upon one (1) Business Day's prior written notice to the Indenture Trustee.

         (e) The Indenture Trustee shall, upon retirement of the Notes, furnish to the Credit Enhancer a notice of such retirement, and, upon retirement of the Notes and the expiration of the term of the Credit Enhancement Instrument, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation.

         Section 3.29. [Reserved.]

         Section 3.30. Rights in Respect of Insolvency Proceedings.

         Until all Notes have been paid in full, all amounts owed to the Credit Enhancer have been paid in full, the Insurance and Indemnity Agreement has terminated and the Credit Enhancement Instrument has been returned to the Credit Enhancer for cancellation, the following provisions shall apply:

         (a) Unless the Credit Enhancer is in default resulting from the failure of the Credit Enhancer to make payments under the Credit Enhancement Instrument, notwithstanding anything contained herein or in the other Basic Documents to the contrary, the Credit Enhancer shall have the right to participate in, to direct the enforcement or defense of, and, at the Credit Enhancer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Estate or the rights or obligations of the Credit Enhancer hereunder or under the Credit Enhancement Instrument or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Issuer or any affiliate thereof. Following notice to the Indenture Trustee and subject to the preceding sentence, the Credit Enhancer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Issuer, the Collateral, and the Trust Estate. All reasonable costs and expenses of the Credit Enhancer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Credit Enhancer or the Credit Enhancer's interests, shall be included in the Reimbursement Amount.

         (b) In connection with any action, proceeding or investigation that could adversely affect the Issuer, the Collateral, the Trust Estate or the rights or obligations of the Credit Enhancer hereunder or under the Credit Enhancement Instrument or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Issuer or any affiliate thereof, the Indenture Trustee hereby agrees to cooperate with, and to take such action as directed by, the Credit Enhancer, including (without limitation) entering into such agreements and settlements as the Credit Enhancer shall direct, in its sole discretion, without the consent of any Noteholder.

         (c) The Indenture Trustee hereby agrees to provide to the Credit Enhancer prompt written notice of any action, proceeding or investigation of which a Responsible Officer has received notice or has actual knowledge that names the Issuer or the Indenture Trustee as a party or that could adversely affect the Issuer, the Collateral, the Trust Estate or the rights or obligations of the Credit Enhancer hereunder or under the Credit Enhancement Instrument or the Basic Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Servicer, the Seller, the Depositor, the Trust or any affiliate thereof.

         (d) Notwithstanding anything contained herein or in any of the other Basic Documents to the contrary, the Indenture Trustee shall not, without the Credit Enhancer's prior written consent or unless directed by the Credit Enhancer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Issuer, the Collateral, the Trust Estate or the rights or obligations of the Credit Enhancer hereunder or under the Credit Enhancement Instrument or the Basic Documents.

         (e) Each Noteholder, by acceptance of its Note, and the Indenture Trustee agree that the Credit Enhancer shall have such rights as set forth in this Section 3.30, which are in addition to any rights of the Credit Enhancer pursuant to the other provisions of the Basic Documents, that the rights set forth in this Section may be exercised by the Credit Enhancer, in its sole discretion, without the need for the consent or approval of any Noteholder or the Indenture Trustee, notwithstanding any other provision contained herein or in any of the other Basic Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Credit Enhancer to exercise any of the rights provided for herein.

         Section 3.31. Effect of Payments by the Credit Enhancer: Subrogation. The Indenture Trustee shall receive as attorney-in-fact of each Noteholder any Insured Amounts or Preference Amounts from the Credit Enhancer pursuant to the Credit Enhancement Instrument. Any and all Insured Amounts and Preference Amounts disbursed by the Indenture Trustee from claims made under the Credit Enhancement Instrument shall not be considered payment by the Issuer, and shall not discharge the obligations of the Issuer with respect thereto. The Credit Enhancer shall, to the extent it makes any payment with respect to the Notes, become subrogated to the rights of the recipient of such payments to the extent of such payments. Subject to and conditioned upon any payment with respect to the Notes by or on behalf of the Credit Enhancer, the Indenture Trustee shall assign to the Credit Enhancer all rights to the payment of interest or principal with respect to the Notes which are then due for payment to the extent of all payments made by the Credit Enhancer.

         Section 3.32. Protection of Trust Estate. At the request of the Credit Enhancer (so long as no Credit Enhancer Default exists), the Indenture Trustee and the Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                    (i) Grant more effectively all or any portion of the Trust
               Estate;

                    (ii) maintain or preserve the Lien of this Indenture or
               carry out more effectively the purposes hereof;

                    (iii) perfect, publish notice of or protect the validity
               of any Grant made or to be made by this Indenture;

                    (iv) enforce any of the Related Documents;

                    (v) preserve and defend title to the Trust Estate and the
               rights of the Indenture Trustee, and of Noteholders in the Related Documents and the other property held as part of the Trust Estate against the claims of all Persons and parties; or pay all taxes or assessments levied or assessed upon the Trust Estate when due.

         Section 3.33. Preference Claims.

         (a) In the event that the Indenture Trustee has received a certified copy of an order of the appropriate court that any payment of principal and interest on a Note has been avoided in whole or in part as a preference payment under applicable bankruptcy law, the Indenture Trustee shall so notify the Credit Enhancer, shall comply with the provisions of the Credit Enhancement Instrument to obtain payment by the Credit Enhancer of such avoided payment, and shall, at the time it provides notice to the Credit Enhancer, notify Holders of the Notes by mail that, in the event that any Noteholder's payment is so recoverable, such Noteholder will be entitled to payment pursuant to the terms of the Credit Enhancement Instrument. The Indenture Trustee shall furnish to the Credit Enhancer at its written request, the requested records it holds in its possession evidencing the payments of principal of and interest on Notes, if any, which have been made by the Indenture Trustee and subsequently recovered from Noteholders and the dates on which such payments were made. Pursuant to the terms of the Credit Enhancement Instrument, the Credit Enhancer will make such payment on behalf of the related Noteholder to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholders and not to the Indenture Trustee, any Noteholder directly (unless such Noteholder has returned principal or interest paid on the Notes to such receiver or trustee in bankruptcy, in which case the Credit Enhancer shall make such payment to the Indenture Trustee for payment to such Noteholder in accordance with the terms of the Credit Enhancement Instrument).

         (b) The Indenture Trustee shall promptly notify the Credit Enhancer of any proceeding or the institution of any action (of which the Indenture Trustee has actual knowledge) seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (a "Preference Claim") of any distribution made with respect to the Notes. Each Holder, by its purchase of Notes, and the Indenture Trustee hereby agree that so long as the Credit Enhancer is not in default, the Credit Enhancer may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to any Preference Claim and (ii) the posting of any surety, supersedes or performance bond pending any such appeal at the expense of the Credit Enhancer, but subject to reimbursement as provided in the Insurance and Indemnity Agreement. In addition, and without limitation of the foregoing, as set forth in Section 3.31, the Credit Enhancer shall be subrogated to, and each Noteholder and the Indenture Trustee hereby delegate and assign, to the fullest extent permitted by law, the rights of the Indenture Trustee and each Noteholder in the conduct of any proceeding with respect to a Preference Claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Preference Claim. All actions taken under this Section 3.33 by the Indenture Trustee shall be taken in accordance with the terms of the Credit Enhancement Instrument.

                                 ARTICLE IV.

              The Notes; Satisfaction and Discharge of Indenture

         Section 4.01. The Notes. The Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Notes through the book-entry facilities of the Depository in minimum initial Security Balances of $1,000 and integral multiples of $1 in excess thereof, except for one Note, evidencing the sum of an authorized denomination thereof and the remainder of the aggregate Security Balance of the Notes.

                The Indenture Trustee and the Credit Enhancer may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of Notes hereunder. Except as provided in the next succeeding paragraph of this
Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in
Section 4.08, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Indenture Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Indenture Trustee, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

                In the event The Depository Trust Company resigns or is removed as Depository, the Indenture Trustee with the approval of the Issuer may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to definitive certificates representing the Notes it beneficially owns in the manner prescribed in
Section 4.08.

                The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

         Section 4.02. Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Certificate Registrar. The Issuer shall cause to be kept at the Indenture Trustee's Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided. The Issuer hereby appoints the Indenture Trustee as Note Registrar to keep at its Corporate Trust Office a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges thereof pursuant to this Section 4.02. The Indenture Trustee hereby accepts such appointment.

                Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the

Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Security Balances evidencing the same aggregate Percentage Interests.

                Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor, in each case in authorized initial Security Balances evidencing the same aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to, the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

                Any Noteholder using the assets of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity to purchase the Notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes do not constitute or give rise to a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code for which no statutory, regulatory or administrative exemption is available, and the Indenture Trustee shall be entitled to conclusively rely upon such representation without any independent investigation.

                No service charge shall be imposed for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

                All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

                The Issuer hereby appoints the Indenture Trustee as Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.09 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.05 of the Trust Agreement. The Indenture Trustee hereby accepts such appointment.

         Section 4.03. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the

Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

                Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

                Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04. Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Credit Enhancer, the Indenture Trustee, the Note Registrar and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Credit Enhancer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

         Section 4.05. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this

Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided however, that such Issuer Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

         Section 4.06. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                (i) the provisions of this Section 4.06 shall be in full force and effect;

                (ii) the Note Registrar, the Indenture Trustee and the Credit Enhancer shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Owners of Notes;

                (iii) to the extent that the provisions of this Section 4.06 conflict with any other provisions of this Indenture, the provisions of this
Section 4.06 shall control;

                (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book-entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Security Balances of the Notes, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

         Section 4.07. Notices to Depository. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08. Definitive Notes. If (i) the Indenture Trustee determines that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Notes and the Indenture Trustee is unable to locate a qualified successor, (ii) the Depositor notifies the Indenture Trustee of its intent to terminate the book entry system through the

Depository and, upon receipt of notice of such intent from the Depository, the Beneficial Owners of the Book-Entry Notes agree to initiate such termination or (iii) after the occurrence of an Event of Default, Owners of Notes representing beneficial interests aggregating at least a majority of the Security Balances of the Notes advise the Depository in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Beneficial Owners, then the Depository shall notify all Beneficial Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Note Registrar shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         Section 4.09. Tax Treatment. The Issuer has entered into this Indenture, and the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry
Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.16, 3.18 and 3.19, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.08 and the obligations of the Indenture Trustee under Section 4.11) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

               (A) either

               (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and
               (ii) Notes for payment of which money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

                         a. have become due and payable,

                         b. will become due and payable at the Scheduled Final
                    Payment Date within one year, or

                         c. have been declared immediately due and payable
                    pursuant to Section 5.02.

          and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or non-callable direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes and Certificates then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the Scheduled Final Payment Date and all amounts due and owing the Credit Enhancer and Indenture Trustee;

               (B) the Issuer has paid or caused to be paid all other sums payable or to become payable hereunder, including, without limitation, all expenses incurred by the Indenture Trustee in connection with the defeasance described in the immediately preceding paragraph and all amounts due and owing to the Credit Enhancer under the Insurance and Indemnity Agreement; and

               (C) the Issuer has delivered to the Indenture Trustee and the Credit Enhancer an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section
               10.01 and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

         Section 4.11. Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or Certificate Paying Agent, as the Indenture Trustee may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12. Reserved.

         Section 4.13. Repayment of Monies Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

         Section 4.14. Temporary Notes. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Indenture Trustee may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

                If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Indenture Trustee, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Note Registrar shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

                                  ARTICLE V.

                             Default and Remedies

         Section 5.01. Events of Default. The Issuer shall deliver to the Indenture Trustee and the Credit Enhancer, within five days after learning of the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default written notice in the form of an Officer's Certificate of its status and what action the Issuer is taking or proposes to take with respect thereto.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in clauses (i), (ii) or (iii) of the definition thereof should occur, then and in every such case (i) the Indenture Trustee with the prior consent of the Credit Enhancer or the Holders of Notes representing not less than a majority of the Security Balances of all Notes with the prior written consent of the Credit Enhancer, or (ii) the Credit Enhancer may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders or the Credit Enhancer and to the Credit Enhancer if given by the Indenture Trustee or the Noteholders), and upon any such declaration the unpaid principal amount of such class of Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. If an Event of Default described in clause (iv) or (v) of the definition thereof shall occur, the Notes shall automatically be declared due and payable hereunder.

                At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the aggregate Security Balance of all Notes, by written notice to the Issuer and the Indenture Trustee with the written consent of the Credit Enhancer, or the Credit Enhancer, may in writing waive the related Event of Default and rescind and annul such declaration and its consequences if:

                (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

                        (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

                        (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

                No such rescission shall affect any subsequent default or impair any right consequent thereto.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

         (a) The Issuer covenants that upon default in the payment of (i) any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.17 hereof may with the consent of the Credit Enhancer, and if the Credit Enhancer so directs, shall institute a Proceeding for the collection of the sums so due and unpaid, and may with the consent of the Credit Enhancer, and if the Credit Enhancer so directs, shall prosecute such Proceeding to judgment or final decree, and may with the consent of the Credit Enhancer, and if the Credit Enhancer so directs, shall enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may, as more particularly provided in Section 5.04, in its discretion, with the consent of the Credit Enhancer, and if the Credit Enhancer so directs, shall proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Credit Enhancer, as applicable, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

                (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes and the Credit Enhancer, and it shall not be necessary to make any Noteholder or the Credit Enhancer a party to any such Proceedings.

         Section 5.04. Remedies; Priorities.

         (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee subject to the provisions of Section 10.17 hereof may with the prior written consent of the Credit Enhancer, or shall at the written direction of the Credit Enhancer do one or more of the following (subject to Section 5.05):

                (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance and Indemnity Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

                (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee is directed to do so by the Credit Enhancer, (B) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Security Balance of the Notes and the Credit Enhancer, (C) the proceeds of such sale or liquidation distributable to Holders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and to reimburse the Credit Enhancer for any amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance and Indemnity Agreement and to reimburse the Indenture Trustee for any unreimbursed expenses, advances or liabilities incurred hereunder or (D) the Indenture Trustee determines that the Home Equity Loans will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Credit Enhancer, and of the Holders of 66 2/3% of the aggregate Security Balances of the Notes. In determining such sufficiency or insufficiency with respect to clause (C) and (D), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation (which opinion shall not be an expense of the Indenture Trustee) as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicing Default has not occurred, any Sale of the Trust Estate shall be made subject to the continued servicing of the Home Equity Loans by the Servicer as provided in the Servicing Agreement.

         (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the order described in Section 3.05 hereof, except that payments pursuant to clause
(viii) shall be made without regard to the Accelerated Principal Payment Amount but rather shall be made until the Security Balance of the Notes is reduced to zero.

                The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

         Section 5.05. Optional Preservation of the Trust Estate. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may (with the prior written consent of the Credit Enhancer), but need not, (but shall at the written direction of the Credit Enhancer) elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Credit Enhancer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation (which opinion shall not be an expense of the Indenture Trustee) as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 10.17 hereof, the Credit Enhancer consents and:

                (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                (ii) the Holders of not less than 25% of the Security Balances of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Security Balances of the Notes or by the Credit Enhancer.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

                In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Security Balances of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         Section 5.07. Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Credit Enhancer or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10. Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee, the Credit Enhancer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Credit Enhancer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Credit Enhancer or by the Noteholders, as the case may be.

         Section 5.11. Control by Credit Enhancer or Noteholders. The Holders of a majority of the Security Balance of Notes with the prior written consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Security Balances of Notes with the consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists);

                (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Security Balances of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

                (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines in its discretion might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

         Section 5.12. Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Security Balance of the Notes with the prior written consent of the Credit Enhancer, or the Credit Enhancer (so long as no Credit Enhancer Default exists) may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee, the Credit Enhancer and the Holders of the Notes shall be restored to their respective former positions and rights hereunder; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

                Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Security Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15. Sale of Trust Estate.

         (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance and Indemnity Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) Other than pursuant to Section 5.15(e) below, the Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless:

                (1) the Holders of all Notes (with the prior written consent of the Credit Enhancer) or the Credit Enhancer consent to, or direct the Indenture Trustee to make or the Indenture Trustee may make (with the consent of the Credit Enhancer and all Holders of the Notes), such Sale, or

                (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, the Certificateholders under the Certificates and the Credit Enhancer in respect of amounts drawn under the Credit Enhancement Instrument and any other amounts due the Credit Enhancer under the Insurance and Indemnity Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

                (3) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section
5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05), and the Credit Enhancer consents in writing to such Sale, and the Holders representing at least 66-2/3% of the Security Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Unless the Holders and the Credit Enhancer have otherwise consented or directed the Indenture Trustee, at any public Sale (other than pursuant to Section 5.15(e) below) of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

         (d) In connection with a Sale of all or any portion of the Trust
Estate:

                (1) any Holder or Holders of Notes may bid for and with the consent of the Credit Enhancer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates and amounts owing to the Credit Enhancer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) On the fifth Business Day prior to the Auction Payment Date, the Auction Administrator shall effectuate the auction contemplated by Section 8.04(a) of this Indenture.

         Section 5.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

         Section 5.17. Performance and Enforcement of Certain Obligations.

         (a) Promptly following a written direction from (a) the Credit Enhancer or (b) the Indenture Trustee with the written consent of the Credit Enhancer, the Issuer, in its capacity as holder of the Home Equity Loans, shall take all such lawful action as the Credit Enhancer or the Indenture Trustee may request to cause the Issuer to compel or secure the performance and observance by the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Home Equity Loan Purchase Agreement and the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Home Equity Loan Purchase Agreement and the Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, as pledgee of the Home Equity Loans, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Home Equity Loan Purchase Agreement and the Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing, the Indenture Trustee, as pledgee of the Home Equity Loans, subject to the rights of the Credit Enhancer under the Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Security Balances of the Notes, with the consent of the Credit Enhancer shall exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Home Equity Loan Purchase Agreement and the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Home Equity Loan Purchase Agreement and the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall not be suspended. In connection therewith, as determined by the Indenture Trustee, the Issuer shall take all actions necessary to effect the transfer of the Home Equity Loans to the Indenture Trustee.

                                 ARTICLE VI.

                             The Indenture Trustee

         Section 6.01. Duties of Indenture Trustee.

         (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

                (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

                (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

                (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Credit Enhancer, which it is entitled to give under any of the Basic Documents.

         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

         Section 6.02. Rights of Indenture Trustee.

         (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

         (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee approved by the Credit Enhancer, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

         (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture, the Trust Estate and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         Section 6.03. Individual Rights of Indenture Trustee. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

         Section 6.04. Indenture Trustee's Disclaimer. The Indenture Trustee shall not be (i) responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, (ii) accountable for the Issuer's use of the proceeds from the Notes or (iii) responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

         Section 6.05. Notice of Event of Default. If an Event of Default occurs and is continuing and if it is actually known to a Responsible Officer of the Indenture Trustee, the Indenture

Trustee shall give notice thereof to the Credit Enhancer. The Indenture Trustee shall mail to each Noteholder notice of the Event of Default within 90 days after it occurs.

         Section 6.06. Reports by Indenture Trustee to Holders. The Indenture Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is in the possession of the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

         Section 6.07. Tax. The Indenture Trustee shall prepare and deliver the income tax returns, tax elections, financial statements, and such annual or other reports of the Trust pursuant to Section 2.06 of the Trust Agreement; provided, however, that the Indenture Trustee shall not be required to compute the Trust's gross income except to the extent it can do so without unreasonable effort or expense based upon income statements furnished to it; and provided, further, that the Indenture Trustee shall not be required to prepare and file partnership tax returns on behalf of the Trust unless it receives an Opinion of Counsel (which shall not be at the Indenture Trustee's expense, but shall be at the expense of the Seller or other party furnishing such opinion) as to the necessity of such filings. The Indenture Trustee shall be paid additional reasonable compensation by the Seller for the preparation of partnership tax returns on behalf of the Trust.

         Section 6.08. Compensation and Indemnity. The Indenture Trustee and the Custodian shall be compensated and indemnified by the Servicer in accordance with Section 6.06 of the Servicing Agreement and Section 3.2 of the Custodial Agreement, respectively, and all amounts owing to the Indenture Trustee and the Custodian, hereunder and the Custodian under the Custodial Agreement in excess of such compensation and indemnification payable by the Servicer whether payable by the Issuer pursuant to this Section 6.08 or upon the failure or inability of the Servicer to pay the amounts specified in
Section 6.06(b) of the Servicing Agreement shall be paid solely as provided in
Section 3.05(a)(i) and (a)(xi) hereof (subject to the priorities set forth therein). The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including Transition Costs, costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties or the exercise of its rights hereunder and under any other Basic Document pursuant to Section
6.17. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer is not obligated to reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

                The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.08 shall survive the discharge of this Indenture or the termination of any Basic Document.

When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause (iv) or (v) of the definition thereof with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.09. Replacement of Indenture Trustee. No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance by the Credit Enhancer and the successor Indenture Trustee of appointment pursuant to this Section 6.09. The Indenture Trustee may resign at any time by so notifying the Issuer and the Credit Enhancer. The Holders of a majority of Security Balances of the Notes or the Credit Enhancer may remove the Indenture Trustee by so notifying the Indenture Trustee and the Credit Enhancer and may appoint a successor Indenture Trustee. The Issuer shall (with the consent of the Credit Enhancer) remove the Indenture Trustee if:

                (i) the Indenture Trustee fails to comply with Section 6.12;

               (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

              (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of fulfilling its duties under the Basic Documents.

                If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of the Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Credit Enhancer may (and if the Credit Enhancer shall fail to do so, the Issuer shall promptly with the prior written consent of the Credit Enhancer which consent will not be unreasonably withheld) appoint a successor Indenture Trustee. In addition, the Indenture Trustee will resign to avoid being directly or indirectly controlled by the Issuer.

                A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

                If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of Security Balances of the Notes (with the consent of the Credit Enhancer) may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                If the Indenture Trustee fails to comply with Section 6.12, any Noteholder (with the consent of the Credit Enhancer) may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

                Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.08 shall continue for the benefit of the retiring Indenture Trustee.

         Section 6.10. Successor Indenture Trustee by Merger. If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.12. The Indenture Trustee shall provide the Rating Agencies written notice of any such transaction after the Closing Date.

                In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases each such certificate shall have the full force which is provided in the Notes and in this Indenture that any properly authenticated certificate of the Indenture Trustee shall have.

         Section 6.11. Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Owner Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.12 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.09 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.12. Eligibility; Disqualification. The Indenture Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term unsecured debt rating of A or better by Moody's. The Indenture Trustee shall comply with TIA ss. 310(b), including the optional provision permitted by the second sentence of TIA ss. 310(b)(9); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

         Section 6.13. Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

         Section 6.14. Representations and Warranties. The Indenture Trustee hereby represents that:

                (i) The Indenture Trustee is duly organized, validly existing and in good standing under the laws of the United States of America with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action.

              (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of organization or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound.

               (iv) To the Indenture Trustee's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                (v) The Indenture Trustee does not have actual notice of any material adverse claim with respect to the Home Equity Loans and does not have actual knowledge that its security interest therein, for the benefit of the Noteholders, violates the rights of any other secured party.

         Section 6.15. Directions to Indenture Trustee. The Indenture Trustee is hereby directed:

         (a) to accept the pledge of the Home Equity Loans and hold the assets of the Trust in trust for the Noteholders and the Credit Enhancer;

         (b) to authenticate and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture; and

         (c) to take all other actions as shall be required to be taken by the terms of this Indenture.

         Section 6.16. Indenture Trustee May Own Securities. The Indenture Trustee, in its individual or any other capacity may become the owner or pledgee of Securities with the same rights it would have if it were not Indenture Trustee.

         Section 6.17. Other Capacities of Indenture Trustee. Any protection or right afforded the Indenture Trustee pursuant to this Indenture, including but not limited to Section 6.01(d) through (f), Section 6.02 and Section 6.08 shall apply to the Indenture Trustee acting in other capacities under the Basic Documents, including but not limited to the capacity of Note Registrar, Paying Agent and Auction Administrator hereunder, Certificate Paying Agent and Certificate Registrar under the Trust Agreement, Indenture Trustee under the Servicing Agreement and Custodian under the Custodial Agreement.

                                 ARTICLE VII.

                        Noteholders' Lists and Reports

         Section 7.01. Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and, (b) at such other times as the Indenture Trustee and the Credit Enhancer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee.

         Section 7.02. Preservation of Information; Communications to
Noteholders.

         (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

                (i) Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

         (b) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA ss. 312(c).

         Section 7.03. Reports to the Securities and Exchange Commission.

         (a) The Indenture Trustee shall reasonably cooperate with the Issuer in connection with the Trust's satisfying the reporting requirements under the Securities Exchange Act of 1934, as amended. The Indenture Trustee shall prepare and deliver to the Issuer any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission thereunder. The Servicer pursuant to
Section 6.07 of the Servicing Agreement shall sign, and the Indenture Trustee shall file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System), any Form 10-K, and the Indenture Trustee shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) any Form 8-K.

         (b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Distribution Date, including a copy of the Statement for such Payment Date as an exhibit thereto. Prior to March 30th of 2006, and each year thereafter (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission), the Indenture Trustee shall prepare and file and the Servicer shall execute a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits thereto the Servicer's annual statement of compliance described under
Section 3.10 of the Servicing

Agreement and the accountant's report described under Section 3.11 of the Servicing Agreement, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee (with the cooperation of the Servicer and the Depositor) shall prepare and file a Form 12b-25 or an amended Form 10-K in accordance with the Rules and Regulations of the Securities Exchange Commission including such documents as exhibits. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence, willful misconduct or bad faith. The Form 10-K shall also include a certification in the form attached hereto as Exhibit B (the "Certification"), which shall, except as described below, be signed by the senior officer of the Servicer in charge of the servicing function of the Servicer. On or before the fifth Business Day prior to March 30th, 2006, and each year thereafter for which a Form 10-K is filed under this paragraph, the Indenture Trustee shall deliver to the Servicer a certification in the form attached hereto as Exhibit C (the "Indenture Trustee Certification").

         (c) In the event that prior to the filing date of the Form 10-K in March of each year, the Indenture Trustee or the Servicer has actual knowledge of information material to the Certification, that party shall promptly notify the other party. In addition, (i) the Indenture Trustee shall indemnify and hold harmless the Servicer and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Indenture Trustee's obligations under this Section 7.03 or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith, and (ii) the Servicer shall, with its own funds, indemnify and hold harmless the Indenture Trustee and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer's obligations under this Section 7.03 or the Servicer's negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then (i) the Indenture Trustee agrees in connection with a breach of the Indenture Trustee's obligations under this
Section 7.03 or the Indenture Trustee's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Servicer as a result of the losses, claims, damages or liabilities of the Servicer in such proportion as is appropriate to reflect the relative fault of the Servicer on the one hand and the Indenture Trustee on the other and (ii) the Servicer agrees in connection with a breach of the Servicer's obligations under this Section 7.03 or the Servicer's negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Indenture Trustee as a result of the losses, claims, damages or liabilities of the Indenture Trustee in such proportion as is appropriate to reflect the relative fault of the Indenture Trustee on the one hand and the Servicer on the other.

         (d) Upon any filing with the Securities and Exchange Commission, the Indenture Trustee shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

         (e) Prior to January 30 of the first year in which the Indenture Trustee is able to do so under applicable law, the Indenture Trustee shall file a Form 15 Suspension Notification with respect to the Trust Estate.

         Section 7.04. Reports by Issuer.

         (a) The Issuer shall:

                (i) file with the Indenture Trustee, and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (ii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA ss. 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.04(a) and by rules and regulations prescribed from time to time by the Commission.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.05. Reports by Indenture Trustee. If required by TIA ss. 313(a), within 60 days after each May 1 beginning with May 1, 2006, the Indenture Trustee shall mail to each Noteholder as required by TIA ss. 313(c) and to the Credit Enhancer a brief report dated as of such date that complies with TIA ss. 313(a). The Indenture Trustee also shall comply with TIA ss. 313(b).

                A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission, if required, and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                ARTICLE VIII.

                     Accounts, Disbursements and Releases

         Section 8.01. Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may, with the consent of the Credit Enhancer, and if directed to do so by the Credit Enhancer, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         Section 8.02. Trust Accounts.

         (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificate Paying Agent, on behalf of the Certificateholders and the Credit Enhancer, the Payment Account as provided in
Section 3.01 of this Indenture.

         (b) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, the Credit Enhancer and the Certificate Paying Agent, on behalf of the Certificateholders and all investments made with such monies including all income or other gain from such investments for the period beginning on and including the Determination Date to but excluding the third Business Day prior to the Payment Date are for the benefit of the Servicer.

                On each Payment Date, the Indenture Trustee shall distribute all amounts on deposit in the Payment Account to Noteholders in respect of the Notes and in its capacity as Certificate Paying Agent to Certificateholders in the order of priority set forth in Section 3.05 (except as otherwise provided in Section 5.04(b)).

                For the period beginning on and including the Determination Date and ending on but excluding the third Business Day prior to the Payment Date the Indenture Trustee shall invest any funds in the Payment Account at the direction of the Servicer, but only in Permitted Investments, as provided in Section 5.01 of the Servicing Agreement. Thereafter, the Indenture Trustee may invest any funds in the Payment Account for its own benefit and at its own direction, but only in Permitted Investments.

         Section 8.03. Officer's Certificate. The Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.04. Mandatory Auction; Termination Upon Distribution to Noteholders.

         (a) On the fifth Business Day before the Payment Date in January 2017, the Auction Administrator will conduct an auction, using commercially reasonable standards and procedures, and sell the Home Equity Loans remaining in the Trust to third party bidders. The Auction Administrator may hire an agent to conduct the auction or to advise it with respect to the administration of the auction. If (x) a bid equal to at least the Minimum Auction Price is received from a third party bidder or (y) upon its agreement to pay amounts specified in clause (iii) the Credit Enhancer directs the Auction Administrator to accept the highest bid received from a third party bidder, the Auction Administrator shall (i) instruct the Trust to transfer the Home Equity Loans to such highest bidder, (ii) deliver to the Indenture Trustee the proceeds of the auction for deposit into the Payment Account, and
(iii) if the remaining Home Equity Loans are sold pursuant to clause (y) above, cause the Credit Enhancer to deliver the amount of the shortfall between the highest bid received and the Minimum Auction Price to the Indenture Trustee for deposit into the Payment Account. If the remaining Home Equity Loans are sold in accordance with the preceding sentence the Indenture Trustee will pay to Noteholders the Security Balance on the Payment Date related to the month of the auction pursuant to Section 3.05(a) hereof. If a bid equal to at least the Minimum Auction Price is not received and the Credit Enhancer does not direct the Auction Administrator to accept a lower bid pursuant to clause (y) of the second preceding sentence, the Auction Administrator will terminate the auction and the Credit Enhancer will have the option to (i) purchase the remaining Home Equity Loans at the Minimum Auction Price or (ii) direct the Auction Administrator to conduct another auction no later than the fifth Business Day before any Payment Date occurring prior to the Scheduled Final Payment Date. Thereafter, if the Credit Enhancer exercises its purchase option described in the preceding sentence or if the Auction Administrator receives the Minimum Auction Price at a subsequent auction held pursuant to clause (ii) of the preceding sentence, the Indenture Trustee will pay to Noteholders pursuant to Section 3.05(a) hereof the Security Balance on the Payment Date immediately following the sale of the remaining Home Equity Loans in accordance with the preceding sentence.

                If the Home Equity Loans are not sold at auction to a third party bidder and the Credit Enhancer does not exercise its option to purchase the Home Equity Loans prior to the Scheduled Final Payment Date, the Credit Enhancer will be required, in accordance with the terms of the Credit Enhancement Instrument, to pay the outstanding Security Balance of the Notes on the Scheduled Final Payment Date and following such Payment by the Credit Enhancer, the Credit Enhancer will be the Owner of the Home Equity Loans free and clear of the Lien of the Indenture, and the Indenture Trustee and the Issuer will take all responsible steps to transfer all of the Home Equity Loans to the Credit Enhancer.

                The Issuer hereby appoints the Indenture Trustee as Auction Administrator to conduct and administer the mandatory auction described in this Section 8.04(a). The Indenture Trustee hereby accepts such appointment.

         (b) This Indenture and the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Certificate Paying Agent (on behalf of the Certificateholders), the Credit Enhancer and the

Indenture Trustee of all amounts required to be distributed pursuant to
Article III; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

         Section 8.05. Release of Trust Estate.

         (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the Lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Credit Enhancer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the Lien of this Indenture.

         (c) The Indenture Trustee shall release property from the Lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer accompanied by an Officers' Certificate and a letter from the Credit Enhancer, stating that the Credit Enhancer has no objection to such request from the Issuer.

         (d) The Indenture Trustee shall, at the request of the Issuer or the Depositor, surrender the Credit Enhancement Instrument to the Credit Enhancer for cancellation, upon final payment of principal and interest on the Notes.

         Section 8.06. Surrender of Notes Upon Final Payment. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.07. Reserved.

                                 ARTICLE IX.

                            Supplemental Indentures

         Section 9.01. Supplemental Indentures Without Consent of Noteholders.

         (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and with the prior written consent of the Credit Enhancer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

                (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

               (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

              (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes or the Credit Enhancer, or to surrender any right or power herein conferred upon the Issuer;

               (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

               (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes;

              (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

             (viii) [Reserved] or

               (ix) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee and the Credit Enhancer shall have received an Opinion of Counsel that entering into such indenture supplement will not have any material adverse tax consequences to the Issuer or Noteholders.

                The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies and the consent of the Credit Enhancer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel,
(i) adversely affect in any material respect the interests of any Noteholder or the Credit Enhancer or (ii) cause the Issuer to be subject to an entity level tax.

         Section 9.02. Supplemental Indentures With Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Security Balances of the Notes affected thereby and the prior written consent of the Credit Enhancer, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

               (ii) reduce the percentage of the Security Balances of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

              (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

               (iv) reduce the percentage of the Security Balances of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

                (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

               (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

              (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien of this Indenture; and provided, further, that such action shall not, as evidenced by an Opinion of Counsel addressed to the Indenture Trustee and the Credit Enhancer, cause the Issuer to be subject to an entity level tax.

                The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

                It shall not be necessary for any Act of Noteholders (as defined in Section 10.03) under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel (any such opinion not to be an expense of the Indenture Trustee) stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05. Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

                                  ARTICLE X.

                                 Miscellaneous

         Section 10.01. Compliance Certificates and Opinions, etc.

         (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Credit Enhancer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                                    (1) a statement that each signatory of
                  such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                                    (2) a brief statement as to the nature and
                  scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                                    (3) a statement that, in the opinion of
                  each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                                    (4) a statement as to whether, in the
                  opinion of each such signatory, such condition or covenant has been complied with; and

                                    (5) if the signer of such certificate or
                  opinion is required to be Independent, the statement required by the definition of the term "Independent".

         Section 10.02. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03. Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04. Notices, etc., to Indenture Trustee, Issuer, Credit Enhancer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

                (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at 9062 Old Annapolis Road, Columbia, MD 21045, Attention: Corporate Trust Services - MSDWCC 2005-1 with a copy to the Indenture Trustee's Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer, or

               (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: MSDWCC HELOC Trust 2005-1, in care of Wilmington Trust Company, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

              (iii) the Credit Enhancer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to: Ambac Assurance Corporation, One State Street, New York, New York 10004, Attention: Consumer Asset-Backed Securities Re: MSDWCC HELOC Trust 2005-1, Asset-Backed Notes, Series 2005-1, Confirmation: 212-668-0340, Telecopy No.: 212-363-1459. The Credit Enhancer shall promptly transmit any notice received by it from the Issuer, the Indenture Trustee or the Noteholders to the Issuer or Indenture Trustee, as the case may be.

                Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (ii) in the case of Standard & Poor's, at the following address:
Standard & Poor's Ratings Services, 55 Water Street, New York, New York 10041, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

                In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

                Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06. Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

         Section 10.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.08. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.09. Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.10. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, the Credit Enhancer, and any other party secured hereunder, and any other

Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 10.12. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.13. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.14. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.15. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.16. Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI, VII and VIII of the Trust Agreement.

         Section 10.17. No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

         Section 10.18. Inspection. The Issuer agrees that, on reasonable prior notice, it shall permit any representative of the Indenture Trustee or the Credit Enhancer, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee or the Credit Enhancer shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

         Section 10.19. Rights of the Credit Enhancer to Exercise Rights of Noteholder. By accepting its Note, each Noteholder agrees that unless a Credit Enhancer Default exists, the Credit Enhancer shall have the right to exercise all rights of the Noteholders under this Agreement without any further consent of the Noteholders. So long as no Credit Enhancer Default exists, the Noteholders may only exercise such rights with the consent of the Credit Enhancer.

         Section 10.20. Third-Party Beneficiary. The Credit Enhancer shall be a third-party beneficiary of this Indenture entitled to enforce the provisions hereof as if a party hereto.

                IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                MSDWCC HELOC TRUST 2005-1,
                                as Issuer

                                By:  Wilmington Trust Company,
                                     not in its individual capacity
                                     but solely as Owner Trustee

                                By:  /s/ Joann A. Rozell
                                     ---------------------------------------
                                    Name:       Joann A. Rozell
                                    Title:      Assistant Vice President


                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                as Indenture Trustee


                                By:  /s/ Amy Doyle
                                     ---------------------------------------
                                    Name:       Amy Doyle
                                    Title:      Vice President



WELLS FARGO BANK, NATIONAL
ASSOCIATION, hereby accepts
the appointment as Paying
Agent pursuant to Section
3.03 hereof, as Note
Registrar pursuant to
Section 4.02 hereof and as
Auction Administrator pursuant
to Section 8.04 hereof.


By:      /s/ Amy Doyle
         ------------------------
Name:    Amy Doyle
Title:   Vice President

STATE OF DELAWARE          )
                           ) ss.:
COUNTY OF NEW CASTLE       )

                On this 27th day of January, 2005, before me personally appeared Joann A. Rozell, to me known, who being by me duly sworn, did depose and say, that [s]he resides at Wilmington Trust Company, that [s]he is the Assistant Vice President of the Owner Trustee, one of the corporations described in and which executed the above instrument; that [s]he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that [s]he signed his name thereto by like order.


                                      Notary Public


                                      /s/ Kim Carroll

STATE OF MARYLAND       )
                        ) SS:
COUNTY OF HOWARD        )

     On the 27th day of January, 2005, before me, a notary public an and for said State, personally appeared Amy Doyle, known to me to be a Vice President of Wells Fargo Bank, N.A., one of the corporations that executed the within instrument, and also know to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                   /s/ Peter A. Gobell
                                   --------------------------------
                                   Notary Public

                                   Exhibit A

                                 FORM OF NOTES

                UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLER, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE OR THE OWNER TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE INDENTURE OR THE BASIC DOCUMENTS.

                           MSDWCC HELOC TRUST 2005-1
                           HELOC Asset -Backed Note


Registered                                        Principal Amount:  $[o]
No. _                                             Note Rate:  Floating
CUSIP NO. [o]

                MSDWCC HELOC Trust 2005-1, a statutory trust duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[o], payable on each Payment Date in an amount equal to the Percentage Interest specified above of the aggregate amount, if any, payable from the Payment Account in respect of principal on the Notes pursuant to Section 3.05 of the Indenture dated as of January 1, 2005 (the "Indenture") between the Issuer, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date in July 2017, to the extent not previously paid on a prior Payment Date. Capitalized terms used but not defined herein are defined in Appendix A of the Indenture.

                Interest on the Notes will be paid monthly on each Payment Date at the Note Rate for the related Interest Period subject to limitations which may result in Interest Shortfalls (as further described in the Indenture). The Note Rate for each Interest Period will be a floating rate equal to the lesser of (i) LIBOR plus 0.19% per annum (or 0.38% on or after the Optional Redemption Date) and (ii) the Maximum Net Loan Rate. LIBOR for each applicable Interest Period will be determined on the second LIBOR Business Day immediately preceding (i) the Closing Date in the case of the first Interest Period and (ii) the first day of each succeeding Interest Period by the Indenture Trustee as set forth in the Indenture. All determinations of LIBOR by the Indenture Trustee shall, in the absence of manifest error, be conclusive for all purposes, and each holder of this Note, by accepting this Note, agrees to be bound by such determination. Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid (in the case of the first Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of the actual number of days in each Interest Period and a year assumed to consist of 360 days. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

                Principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

                Unless the certificate of authentication hereon has been executed by the Note Registrar whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

                This Note is one of a duly authorized issue of Notes of the Issuer, designated as its HELOC Asset-Backed Notes (herein called the "Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the holders of the Notes. The Notes are subject to all terms of the Indenture.

                The Notes are and will be secured by the collateral pledged as security therefor as provided in the Indenture.

                This Note is entitled to the benefits of an irrevocable and unconditional financial guaranty insurance policy issued by Ambac Assurance Corporation.

                Principal of and interest on this Note will be payable on each Payment Date, commencing on February 25, 2005, as described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, then the next Business Day.

                The entire unpaid principal amount of this Note shall be due and payable in full on the Payment Date in July 2017 pursuant to the Indenture, to the extent not previously paid on a prior Payment Date. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing, then the Indenture Trustee or the holders of Notes representing not less than a majority of the Security Balances of all Notes with the consent of the Credit Enhancer, or the Credit Enhancer may declare the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the holders of Notes entitled thereto.

                Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by wire transfer or check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Depository Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the address specified in such notice of final payment.

                As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the holder hereof or such holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of this Note.

                Each holder or Beneficial Owner of a Note, by acceptance of a Note, or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Seller, the Servicer, the Depositor or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

                The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. Each holder of a Note, by acceptance of a Note (and each Beneficial Owner of a Note by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

                Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note is registered (as of the day of determination or as of such other date as may be specified in the Indenture) as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Indenture Trustee and the rights of the holders of the Notes under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the holders of Notes representing a majority of the Security Balances of all Notes at the time Outstanding and the Credit Enhancer and with prior notice to the Rating Agencies. The Indenture also contains provisions permitting the holders of Notes representing specified percentages of the Security Balances of all Notes, on behalf of the holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Issuer and the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of holders of the Notes issued thereunder but with prior notice to the Rating Agencies and the Credit Enhancer.

                The term "Issuer" as used in this Note includes any successor or the Issuer under the Indenture.

                The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the holders of Notes under the Indenture.

                The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

                This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

                No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair, the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

                Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Wilmington Trust Company in its individual capacity, Wells Fargo Bank, National Association, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                Each holder or Beneficial Owner of a Note, by acceptance of a Note or, in the case of a Beneficial Owner of a Note, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such holder or Beneficial Owner of a Note will not at any time institute against the Depositor, the Seller, the Servicer, or the Issuer, or join in any institution against the Depositor, the Seller, the Servicer or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

                IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Note to be duly executed.

                                     MSDWCC HELOC TRUST 2005-1




                                     By:   WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely as
                                           Owner Trustee


                                     Dated:


                                     By
                                           Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION


This is one of the Notes referred to in the within mentioned Indenture.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity but solely as Note Registrar

                                        Dated:


                                      By
                                          Authorized Signatory

                                   EXHIBIT B

                          FORM OF CERTIFICATION TO BE
                      PROVIDED BY SERVICER WITH FORM 10-K

          Re: The Servicing Agreement dated as of January 1, 2005, among Morgan Stanley Dean Witter Credit Corporation, as Servicer, MSDWCC HELOC Trust 2005-1, as Issuer, and Wells Fargo Bank, National Association, as Indenture Trustee
          -------------------------------------------------------------------

                I, [identify the certifying individual by name, title and institution], certify that:

         (1) I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution date reports filed in respect of periods included in the year covered by this annual report, of the Trust;

         (2) Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

         (3) Based on my knowledge, the servicing information required to be provided to the Indenture Trustee by the servicer under the servicing agreement for inclusion in these reports is included in these reports;

         (4) Based upon my knowledge and upon the annual compliance statement included in the report and delivered to the Indenture Trustee in accordance with the terms of the servicing agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the agreement; and

         (5) The reports disclose all significant deficiencies relating to the servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers that is included in these reports.



Date:
      --------------------------------


--------------------------------------
[Signature]
                        [Name of Institution and Title]

                                   EXHIBIT C

                          FORM OF CERTIFICATION TO BE
                   PROVIDED TO SERVICER BY INDENTURE TRUSTEE

         Re:
              -------------------------------------------------------------

         I, [identify the certifying individual by name and title], certify to Morgan Stanley Dean Witter Credit Corporation (the "Servicer") and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

         (1) I have reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing Statements filed in respect of periods included in the year covered by that annual report, of the Trust;

         (2) Based upon my knowledge, the information in these Statements, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

         (3) Based upon my knowledge, the payment information required to be provided by the Indenture Trustee under the Indenture for inclusion in these reports is included in these reports;



                  Date:
                        -------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION


-------------------------------
[Signature]

                        [Name of Institution and Title]

                                  ASSIGNMENT


         Social Security or taxpayer I.D. or other identifying number of assignee:
         --------------------------------------------------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto
              ---------------------------------------------------------------
-----------------------------------------------------------------------------
        (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
            ----------------------------------------------------------------
-----------------------------------------------------------------------------,
attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.



Dated:                                 --------------------------------------
                                       Signature Guaranteed*:



-----------------------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                EXECUTION COPY



                                  APPENDIX A

                                  DEFINITIONS

         Accelerated Principal Payment Amount: With respect to any Payment Date, payment to Noteholders pursuant to Section 3.05(a)(viii) of the Indenture in an amount equal to the Overcollateralization Deficit.

         Act: As defined in Section 10.03 of the Indenture.

         Additional Balance: With respect to any Revolving Credit Loan, any future Draw made by the related Mortgagor pursuant to the related Loan Agreement after the Cut-off Date.

         Additional Balance Contributed Amount: As to any Payment Date, the difference, if any, between (a) (1) during the Managed Amortization Period, the aggregate excess, if any, for all prior Payment Dates of (i) the aggregate principal amount of all Additional Balances created during the Collection Period relating to each such Payment Date over (ii) Principal Collections relating to such Payment Date with respect to the Revolving Credit Loans, and
(2) during the Rapid Amortization Period, the aggregate principal amount of all Additional Balances created during the Collection Period relating to each such Payment Date, and (b) the aggregate Additional Balance Contributed Amounts paid to the Holders of the Class L Certificates on all prior Payment Dates pursuant to Section 3.05(a) of the Indenture.

         Adjustable-Rate Mortgage Loan: Any Mortgage Loan with an adjustable Loan Rate.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

         Aggregate Security Balance: With respect to any date of determination, the aggregate of the Security Balances of all Securities as of such date.

         Appraised Value: With respect to any Mortgaged Property, the appraised value of the related Mortgaged Property determined in the appraisal or automated property valuation used in the origination of such Home Equity Loan.

         Assignment of Mortgage: With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Home Equity Loans secured by Mortgaged Properties located in the same jurisdiction.

         Auction Administrator: The Indenture Trustee, in its capacity as Auction Administrator, appointed pursuant to Section 8.04 of the Indenture.

         Auction Payment Date: The Payment Date following any auction held pursuant to Section 8.04 of the Indenture.

         Authorized Newspaper: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

         Authorized Officer: With respect to the Issuer, any officer of the Servicer or the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         Bankruptcy Code: The Bankruptcy Code of 1978 (11 U.S.C. ss.ss. 101 et seq.), as amended.

         Basic Documents: The Trust Agreement, the Indenture, the Home Equity Loan Purchase Agreement, the Insurance and Indemnity Agreement, Indemnification Agreement, the Credit Enhancement Instrument, the Servicing Agreement (including any Transfer Document related thereto), the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

         Beneficial Owner: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

         Billing Cycle: With respect to any Revolving Credit Loan and Due Date, the period from the preceding Due Date through the day immediately prior to such Due Date.

         Book-Entry Notes: Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the States of New York, Maryland, Minnesota, South Dakota or Delaware are required or authorized by law to be closed.

         Calculated Loan Balance: With respect to the Revolving Credit Loans and a Collection Period, the sum of the product of (a) 12 times the actual interest collected with respect to each Revolving Credit Loan during such Collection Period and (b) the ratio of one over the applicable Loan Rate on the last day of such Collection Period for each Revolving Credit Loan for such Collection Period.

         Certificate Distribution Account: The account or accounts created and maintained by the Certificate Paying Agent pursuant to Section 3.09(c) of the Trust Agreement. The Certificate Paying Agent will make all distributions on the Certificates from money on deposit in the Certificate Distribution Account.

         Certificate Distribution Amount: For any Payment Date, the amount remaining in the Payment Account following distributions pursuant to clauses
(i) through (xi) of Section 3.05(a) of the Indenture.

         Certificate Paying Agent: The meaning specified in Section 3.09(a) of the Trust Agreement.

         Certificate Percentage Interest: With respect to any Payment Date, the Certificate Percentage Interest as stated on the face of such Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Trust Agreement.

         Certificate Register: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

         Certificate Registrar: Initially, the Indenture Trustee, in its capacity as Certificate Registrar.

         Certificate of Trust: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Delaware Trust Statute.

         Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

         Certificates: The Class O Certificates or Class L Certificates, as applicable.

         Change of Ownership: Any consolidation or merger of, or any sale or transfer of all or substantially all of the property or assets of any direct owner, any indirect owner, any successor direct owner or any successor indirect owner of the Servicer where such consolidation, merger, sale or transfer, results in a successor and surviving entity thereof having (i) a Controlling Interest in the Servicer and (ii) a long-term, unsecured debt rating below "BBB-" from S&P and "Baa2" from Moody's.

         Class L Certificates: The Class L Certificates in substantially the form set forth in Exhibit A-1 to the Trust Agreement.

         Class O Certificates: The Class O Certificates in substantially the form set forth in Exhibit A-2 to the Trust Agreement.

         Class Principal Balance: With respect to the Class L Certificates and any Payment Date, the Additional Balance Contributed Amount less the sum of
(i) aggregate Realized Loss Allocated Amount for all prior Payment Dates and
(ii) distributions to Class L Certificates pursuant to Section 5.01 of the Trust Agreement representing principal payments on the Revolving Credit Loans.

         With respect to the Class O Certificates and any Payment Date, an amount equal to the excess of the Pool Balance on the last day of the related Collection Period (after taking into account all Principal Collections for such Payment Date) over the sum of (a) the aggregate Security Balance of the Notes on such Payment Date (after taking into account any reductions to such aggregate Security Balance resulting from payments made pursuant to clauses
(iv) and (vii) of Section 3.05(a) of the Indenture on such Payment Date) and
(b) the Class Principal Balance of the Class L Certificates immediately prior to such Payment Date.

         Closing Date: January 27, 2005.

         Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         Collateral: The meaning specified in the Granting Clause of the Indenture.

         Collection Account: The account or accounts created and maintained by the Servicer pursuant to Section 3.02(b) of the Servicing Agreement, in which the Servicer shall deposit or cause to be deposited certain amounts in respect of the Home Equity Loans.

         Collection Period: With respect to any Home Equity Loan and any Payment Date the calendar month preceding any such Payment Date.

         Combined Loan-to-Value Ratio or CLTV: With respect to each first Lien Home Equity Loan, the ratio, expressed as a percentage, of (A) the Credit Limit, in the case of the Revolving Credit Loans and the Loan Balance at origination, in the case of the Mortgage Loans, to (B) (i) with respect to those first lien Home Equity Loans for which the proceeds were used to purchase the related mortgaged property, the lesser of the Appraised Value and the purchase price and (ii) with respect to all other first lien Home Equity Loans, the Appraised Value. With respect to each second Lien Home Equity Loan, the Combined Loan-to-Value Ratio or CLTV generally will be the ratio, expressed as a percentage, of (A) the sum of (i) the Credit Limit, in the case of the Revolving Credit Loans and the Loan Balance at origination, in the case of the Mortgage Loans, and (ii) any outstanding principal balance, at the time of origination of such Home Equity Loan, of all other mortgage loans, if any, secured by senior Liens on the related Mortgaged Property, to (B) (i) with respect to those second Lien Home Equity Loans for which the proceeds were used to purchase the related Mortgaged Property, the lesser of the Appraised Value and the purchase price, and (ii) with respect to all other second Lien Home Equity Loans, the Appraised Value.

         Controlling Interest: The ability to control in any manner the election of a majority of the directors of the Servicer or the ability to directly or indirectly exercise controlling influence over the management or policies of the Servicer by ownership of voting securities, by contract or otherwise.

         Corporate Trust Office: With respect to the Indenture Trustee, Note Registrar, Certificate Registrar, Certificate Paying Agent, Paying Agent and Auction Administrator, the principal corporate trust office at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located for Note and Certificate transfer purposes at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-MSDWCC 2005-1, and for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: Corporate Trust Services-MSDWCC 2005-1. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

         Credit Enhancement Draw Amount: With respect to any Payment Date, an amount, if any, equal to the sum of (x) the amount by which accrued and unpaid interest on the Notes, at the Note Rate on such Payment Date (exclusive of any Interest Shortfalls or any shortfalls caused by prepayments of Mortgage Loans and application of the Relief Act) exceeds the amount on deposit in the Payment Account available for interest distributions on such Payment Date and,
(y) the Guaranteed Principal Distribution Amount.

         Credit Enhancement Instrument: The Financial Guaranty Insurance Policy number AB0855BE, dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee on behalf of and for the benefit of the Noteholders.

         Credit Enhancer: Ambac Assurance Corporation, a Wisconsin-domiciled stock insurance corporation, and any successor thereto.

         Credit Enhancer Default: If the Credit Enhancer fails to make a payment required under the Credit Enhancement Instrument in accordance with its terms.

         Credit Enhancer Premium Rate: The rate at which the Premium is calculated as set forth in the Premium Letter.

         Credit Limit: With respect to any Revolving Credit Loan, the maximum Loan Balance permitted under the terms of the related Loan Agreement.

         Credit Limit Utilization Rate: With respect to any Revolving Credit Loan and date of determination, the fraction expressed as a percentage, the numerator of which is the Loan Balance of such Revolving Credit Loan on that date and the denominator of which is the Credit Limit for such Revolving Credit Loan.

         Credit Line Agreement or Mortgage Note: With respect to a Home Equity Loan, the Loan Agreement pursuant to which the related Mortgagor agrees to pay the indebtedness evidenced thereby and secured by the related Mortgage as modified or amended.

         Credit Score: With respect to any Home Equity Loan, the numerical designation obtained from credit reports provided by any credit reporting organization used to assess a borrower's credit-worthiness and the relative degree of risk a borrower represents to a lender.

         Custodial Agreement: The Custodial Agreement dated as of January 1, 2005 among the Custodian, the Indenture Trustee and the Servicer relating to the custody of the Home Equity Loans and the Related Documents.

         Custodian: Wells Fargo Bank, National Association, a national banking association, and its successors and assigns.

         Cut-off Date: January 1, 2005.

         Cut-off Date Loan Balance: With respect to any Home Equity Loan, the unpaid principal balance thereof as of the close of business on the last day immediately prior to the Cut-off Date.

         Cut-off Date Pool Balance: The aggregate Cut-off Date Loan Balance of the Home Equity Loans which on the Closing Date is $753,650,055.02.

         Default: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

         Deficiency Amount: The meaning ascribed to such term in the Credit Enhancement Instrument.

         Delaware Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ss.ss.3801 et seq., as the same may be amended from time to time.

         Deleted Loan: A Home Equity Loan replaced or to be replaced with an Eligible Substitute Loan.

         Definitive Notes: The meaning specified in Section 4.08 of the Indenture.

         Depositor: Morgan Stanley ABS Capital I Inc., a Delaware corporation, or its successor in interest.

         Depository or Depository Agency: The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

         Depository Participant: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Determination Date: With respect to any Payment Date, the 18th day of the month in which such Payment Date occurs or if such day is not a Business Day, the next preceding Business Day.

         Draw: With respect to any Revolving Credit Loan, a borrowing by the Mortgagor under the related Loan Agreement.

         Draw Period: With respect to each Revolving Credit Loan, the period consisting of nine years and eleven months after the date of origination of such Revolving Credit Loan, during which the related Mortgagor is permitted to make Draws.

         Due Date: With respect to the Home Equity Loans, the date on which payments thereunder are due, as specified in the related Credit Line Agreement or Mortgage Note.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, the Credit Enhancer and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Collection Account, either (A) a trust account or accounts maintained at the corporate trust department of the Indenture Trustee or (B) an account or accounts maintained at a depository institution for which the short term debt obligations are rated "P-1" by Moody's and "A-1+" by Standard & Poor's (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated "A2" by Moody's and "AA-" by Standard & Poor's (or the equivalent) or better by each Rating Agency, or (iv) in the case of the Collection Account, the Certificate Distribution Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Indenture Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency and the Credit Enhancer (as evidenced in writing by each Rating Agency that use of any such account as the Collection Account or the Payment Account will not reduce the rating assigned to any of the Securities by such Rating Agency (if determined without regard to the Credit Enhancement Instrument) below the lower of the then-current rating or the rating assigned to such Securities (if determined without regard to the Credit Enhancement Instrument) as of the Closing Date by such Rating Agency).

         Eligible Substitute Loan: A Home Equity Loan substituted by the Seller for a Deleted Loan which must, on the date of such substitution, as confirmed in an Officer's Certificate delivered to the Indenture Trustee, (i) have an outstanding Loan Balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Home Equity Loan for a Deleted Loan, an aggregate outstanding Loan Balance, after such deduction), not in excess of the outstanding Loan Balance of the Deleted Loan (the amount of any shortfall to be deposited by the Seller in the Collection

Account in the month of substitution); (i) comply with each representation and warranty set forth in clauses (ii) through (xxxviii) of Section 3.1(b) of the Home Equity Loan Purchase Agreement other than clauses (viii)(A), (xiii),
(xiv), (xxiv)(B), (xxv)(B), (xxvi) and (xxvii) as of the date of substitution;
(iii) have a Loan Rate, Net Loan Rate and Gross Margin no lower than and not more than 1% per annum higher than the Loan Rate, Net Loan Rate and Gross Margin, respectively, of the Deleted Loan as of the date of substitution; (iv) have a Combined Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Loan at the time of substitution; (v) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Loan, (vi) not be 30 days or more delinquent, (vii) have the same lien status as the Deleted Loan, (viii) have a Credit Score no more than 10 points lower than the Credit Score of the Deleted Loan and (ix) if the Deleted Loan is a Revolving Credit Loan, shall also be a revolving credit loan and if the Deleted Loan is a Mortgage Loan, shall also be a closed end Mortgage Loan and, if such Deleted Loan is a Adjustable-Rate Mortgage Loan, have the same Index as the Deleted Loan.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended.

         Event of Default: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) a default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

               (iii) there occurs a default in the observance or performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect as of the time when the same shall have been made which has a material adverse effect on Securityholders or the Credit Enhancer, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or the Credit Enhancer or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the outstanding Security Balance of the Notes or the Credit Enhancer, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

               (iv) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

               (v) there occurs the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

         Event of Liquidation: Following the occurrence of an Event of Default under the Indenture, the determination by the Indenture Trustee, as evidenced by a written notice provided to the Owner Trustee, the Depositor and the Credit Enhancer, that all conditions precedent to the sale or other liquidation of the Trust Estate pursuant to Section 5.04 of the Indenture have been satisfied.

         Event of Servicer Termination: With respect to the Servicing Agreement, a Servicing Default as defined in Section 7.01 of the Servicing Agreement.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Expenses: The meaning specified in Section 7.02 of the Trust
Agreement.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

         Final Scheduled Payment Date: The Payment Date in July 2017.

         Fiscal Agent: The meaning specified for such term in the Credit Enhancement Instrument.

         FNMA: The Federal National Mortgage Association, or any successor thereto.

         Foreclosure Profit: With respect to a Liquidated Home Equity Loan, the amount, if any, by which (i) the aggregate of Liquidation Proceeds net of Liquidation Expenses and other unreimbursed advances and expenses exceeds (ii) the related Loan Balance (plus accrued and unpaid interest thereon at the applicable Loan Rate from the date interest was last paid through the date of receipt of the final Liquidation Proceeds) of such Liquidated Home Equity Loan immediately prior to the final recovery of its Liquidation Proceeds.

         Grant: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         Gross Margin: With respect to any Revolving Credit Loan or any Adjustable-Rate Mortgage Loan, the percentage set forth as the "Margin" for such Home Equity Loan on the Home Equity Loan Schedule.

         Guaranteed Principal Distribution Amount: With respect to any Payment Date (other than the Payment Date in July 2017), the amount, if any, by which the Security Balance of the Notes (after giving effect to all other amounts paid and allocated to principal on the Notes) exceeds the Investor Amount as of such Payment Date (after giving effect to all other amounts paid and allocated as principal on the Notes). With respect to the Payment Date in July 2017 (after giving effect to all other amounts paid and allocated as principal on the Notes), any amount necessary to pay in full the outstanding Security Balance of the Notes on such Payment Date.

         Holder: Any of the Noteholders or Certificateholders.

         Home Equity Loan: Either a Revolving Credit Loan or a Mortgage Loan.

         Home Equity Loan Purchase Agreement: The Home Equity Loan Purchase Agreement, dated as of January 1, 2005, between the Seller, as seller, and the Depositor, as purchaser, with respect to the Home Equity Loans.

         Home Equity Loan Schedule: The initial schedule of Home Equity Loans as of the Cut-off Date set forth in Exhibit A of the Servicing Agreement, which schedule sets forth as to each Home Equity Loan (i) the Cut-off Date Loan Balance ("Loan Balance"), (ii) with respect to any Revolving Credit Loan, the Credit Limit, (iii) with respect to any Revolving Credit Loan and any Adjustable-Rate Mortgage Loan, the Gross Margin ("Margin"), (iv) the name of the Mortgagor, (v) with respect to any Revolving Credit Loan and any Adjustable-Rate Mortgage Loan, the Maximum Rate ("Ceiling"), if any, (vi) the loan number, (vii) the lien position of the related Mortgage, (viii) the CLTV,
(ix) the remaining term to maturity, (x) maturity date, (xi) with respect to any Revolving Credit Loan, the Credit Limit Utilization Rate, (xii) the Junior Ratio, and (xiii) whether such Home Equity Loan has an original policy of title insurance or an ownership report in its Mortgage File.

         Indemnified Party: The meaning specified in Section 7.02 of the Trust Agreement.

         Indenture: The indenture dated as of January 1, 2005 between the Issuer, as debtor, and the Indenture Trustee, as indenture trustee.

         Indenture Trustee: Wells Fargo Bank, National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

         Independent: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Independent Certificate: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

         Index: With respect to any Revolving Credit Loan, the prime rate from time to time for the adjustment of the Loan Rate set forth as such on the related Credit Line Agreement. With respect to any Adjustable-Rate Mortgage Loan, either One-Month LIBOR or Six-Month LIBOR as specified in the related Mortgage Note from time to time for the adjustment of the Loan Rate.

         Initial Security Balance: With respect to the Certificates, $0.00 and the Notes, $753,650,000.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due or the admission by such Person in writing (as to which the Indenture Trustee shall have notice) of its inability to pay its debts generally, or the adoption by the Board of Directors or managing member of such Person of a resolution which authorizes action by such Person in furtherance of any of the foregoing.

         Insurance and Indemnity Agreement: The Insurance and Indemnity Agreement dated as of January 1, 2005 among the Servicer, the Seller, the Depositor, the Issuer, the Indenture Trustee and the Credit Enhancer, including any amendments and supplements thereto.

         Insurance Proceeds: Proceeds paid by any insurer (other than the Credit Enhancer) pursuant to any insurance policy covering a Home Equity Loan which are required to be remitted to the Servicer, or amounts required to be paid by the Servicer pursuant to the next to last sentence of Section 3.04 of the Servicing Agreement, net of any component thereof (i) covering any expenses incurred by or on behalf of the Servicer in connection with obtaining such proceeds, (ii) that is applied to the restoration or repair of the related Mortgaged Property, (iii) released to the Mortgagor in accordance with the Servicer's normal servicing procedures or (iv) required to be paid to any holder of a mortgage senior to such Home Equity Loan.

         Insured Amount: The meaning ascribed to such term in the Credit Enhancement Instrument.

         Insured Payments: The meaning ascribed to such term in the Credit Enhancement Instrument.

         Interest Collections: With respect to any Payment Date, the sum of all payments by or on behalf of Mortgagors and any other amounts constituting interest (including without limitation such portion of Insurance Proceeds, Net Liquidation Proceeds and Repurchase Prices as is allocable to interest on the applicable Home Equity Loan) as is paid by the Seller or the Servicer or is collected by the Servicer under the Home Equity Loans, reduced by the Servicing Fees for the related Collection Period and by any fees (including annual fees) or late charges or similar administrative fees paid by Mortgagors during the related Collection Period. The terms of the related Loan Agreement shall determine the portion of each payment in respect of such Home Equity Loan that constitutes principal or interest.

         Interest Period: With respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

         Interest Rate Adjustment Date: With respect to each Revolving Credit Loan and each Adjustable-Rate Mortgage, the date or dates on which the Loan Rate is adjusted in accordance with the related Credit Line Agreement.

         Interest Shortfall: With respect to the Notes, on any Payment Date an amount by which interest that would have accrued on the Notes during the related Interest Period without regard to clause (ii) of the definition of Note Rate exceeds an amount equal to the product of (A) the ratio of the actual number of days in the related Interest Period to 360, multiplied by (B) the product of (a) the Security Balance of the Notes for that Payment Date (before taking into account payments to be made on such Payment Date) multiplied by (b) the Net Loan Rate Cap. Interest Shortfalls will not be included as interest payments on the Notes for such Payment Date and such amount will accrue interest at the Note Rate (as adjusted from time to time) and will be paid on future Payment Dates only to the extent funds are available therefor as set forth in Section 3.05(a) of the Indenture.

         Investor Amount: With respect to any Payment Date, the amount equal to the Original Investor Amount minus (i) the amount of Principal Collections previously paid to the Noteholders and minus (ii) an amount equal to the product of the Investor Floating Allocation Percentage and all Liquidation Loss Amounts for the Home Equity Loans prior to such Payment Date.

         Investor Floating Allocation Percentage: With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the Investor Revolving Amount as of the end of the immediately preceding Payment Date and the denominator of which is the sum of the aggregate Principal Balance of the Revolving Credit Loans at the beginning of the related Collection Period.

         Investor Liquidation Loss Amounts: With respect to any Payment Date, the sum of (1) the product of the Investor Floating Allocation Percentage and the aggregate of Liquidation Loss Amounts for the Revolving Credit Loans and
(2) the aggregate of Liquidation Loss Amounts for the Mortgage Loans for the related Collection Period.

         Investor P&I Collections: With respect to (i) any Payment Date during the Managed Amortization Period, the sum of (a) the product of the Investor Floating Allocation Percentage and Interest Collections on the Revolving Credit Loans, each for such Payment Date, and (b) the Interest Collections on the Mortgage Loans for such Payment Date, (c) the product of the Investor Floating Allocation Percentage and Net Principal Collections on the Revolving Credit Loans, each for such Payment Date and (d) the Principal Collections on the Mortgage Loans, each for such Payment Date and (ii) any Payment Date during the Rapid Amortization Period, the sum of (a) the product of the Investor Floating Allocation Percentage and Interest Collections for the Revolving Credit Loans, each for such Payment Date, (b) the Interest Collections on the Mortgage Loans for such Payment Date and (c) Principal Collections for such Payment Date.

         Investor Revolving Amount: With respect to any Payment Date following the Closing Date, an amount equal to the Original Investor Revolving Amount minus the excess of (A) the sum of (i) the aggregate Principal Collection Distribution Amount for all prior Payment Dates and (ii) any Investor Liquidation Loss Amounts for all prior Payment Dates over (B) the sum of (i) the aggregate Principal Collections on the Mortgage Loans for all prior Payment Dates and (ii) the aggregate Liquidation Loss Amounts for the Mortgage Loans for all prior Payment Dates.

         Issuer or Trust: The MSDWCC HELOC Trust 2005-1, a Delaware statutory trust, or its successor in interest.

         Issuer Request: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the city of London, England or New York City are required or authorized by law to be closed.

         Lien: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided, however, that any assignment pursuant to Section 6.02 of the Servicing Agreement shall not be deemed to constitute a Lien.

         Liquidated Home Equity Loan: With respect to any Payment Date, any Home Equity Loan in respect of which the Servicer has determined, in accordance with the servicing procedures specified in the Servicing Agreement, as of the end of the related Collection Period that all Liquidation Proceeds which it reasonably expects to recover, if any, with respect to the disposition of the related REO have been recovered.

         Liquidation Expenses: Out-of-pocket expenses (exclusive of overhead) which are incurred by or on behalf of the Servicer in connection with the liquidation of any Home Equity Loan and not recovered under any insurance policy, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended (including, without limitation, amounts advanced to correct defaults on any mortgage loan which is senior to such Home Equity Loan and amounts advanced to keep current or pay off a mortgage loan that is senior to such Home Equity Loan) respecting the related Home Equity Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage.

         Liquidation Loss Amounts: With respect to any Payment Date and any Home Equity Loan that became a Liquidated Home Equity Loan during the related Collection Period, the unrecovered portion of the related Loan Balance thereof at the end of such Collection Period, after giving effect to the Net Liquidation Proceeds applied in reduction of the Loan Balance.

         Liquidation Loss Distribution Amount: With respect to any Payment Date, the aggregate of (A) 100% of the Investor Liquidation Loss Amounts on such Payment Date, plus (B) any such Investor Liquidation Loss Amounts remaining undistributed from any preceding Payment Date not paid pursuant to the Credit Enhancement Instrument.

         Liquidation Proceeds: Proceeds (including Insurance Proceeds but not including amounts drawn under the Credit Enhancement Instrument) if any received in connection with the liquidation of any Home Equity Loan or related REO, whether through trustee's sale, foreclosure sale or otherwise.

         Loan Agreement: With respect to any Revolving Credit Loan, the credit line account agreement executed by the related Mortgagor and any amendment or modification thereof. With respect to any Mortgage Loan, the mortgage executed by the related Mortgagor and any amendment or modification thereof.

         Loan Balance: With respect to any Home Equity Loan, other than a Liquidated Home Equity Loan, and as of any day, the related Cut-off Date Loan Balance, plus (i) in the case of each Revolving Credit Loan any Additional Balances in respect of such Revolving Credit Loan conveyed to the Trust, minus
(ii) all collections credited as principal in respect of any such Home Equity Loan in accordance with the related Loan Agreement and applied in reduction of the Loan Balance thereof. For purposes of this definition, a Liquidated Home Equity Loan shall be deemed to have a Loan Balance equal to the Loan Balance of the related Home Equity Loan immediately prior to the final recovery of substantially all related Liquidation Proceeds and a Loan Balance of zero thereafter.

         Loan Rate: With respect to any Revolving Credit Loan or
Adjustable-Rate Mortgage Loan and any day, the per annum rate of interest applicable under the related Loan Agreement.

         Lost Note Affidavit: With respect to any Home Equity Loan as to which the original Credit Line Agreement has been permanently lost or destroyed and has not been replaced, an affidavit from the Seller certifying that the original Credit Line Agreement or Mortgage Note has been lost, misplaced or destroyed (together with a copy of the related Credit Line Agreement or Mortgage Note).

         Managed Amortization Period: The period commencing on the Closing Date and ending on the earlier of (i) the Payment Date in January 2010 and
(ii) the occurrence of a Rapid Amortization Event.

         Maximum Rate: With respect to each Revolving Credit Loan or Adjustable-Rate Mortgage Loan with respect to which the related Credit Line Agreement or Mortgage Note provides for a lifetime rate cap, the maximum Loan Rate permitted over the life of such Revolving Credit Loan or Adjustable-Rate Mortgage Loan under the terms of such Credit Line Agreement or Mortgage Note as set forth on the Home Equity Loan Schedule and initially as set forth on Exhibit A to the Servicing Agreement.

         Minimum Auction Price: An amount equal to the sum of (i) the outstanding Security Balance of the Notes plus accrued and unpaid interest on the Notes, and (ii) any amounts owed to the Credit Enhancer, Auction Administrator, Indenture Trustee and the Credit Enhancer under the Insurance Agreement.

         Minimum Class O Certificateholder Interest: With respect to any Transfer Date, an amount equal to the lesser of (a) 5% of the Pool Balance on such date and (b) 2% of the Cut-off Date Pool Balance.

         Minimum Monthly Payment: With respect to any Revolving Credit Loan and any month, the minimum amount required to be paid by the related Mortgagor in that month.

         Moody's: Moody's Investors Service, Inc. or its successor in interest.

         Mortgage: The mortgage, deed of trust or other instrument creating a first or subordinate lien on an estate in fee simple interest in real property securing a Home Equity Loan.

         Mortgage File: The file containing the Related Documents pertaining to a particular Home Equity Loan and any additional documents required to be added to the Mortgage File pursuant to the Home Equity Loan Purchase Agreement or the Servicing Agreement.

         Mortgage Loans: At any time, all Mortgage Loans that are closed-end and that have been sold to the Depositor under the Home Equity Loan Purchase Agreement and conveyed to the Trust, together with the Related Documents, and that remain subject to the terms thereof.

         Mortgaged Property: The underlying property, including real property and improvements thereon, securing a Home Equity Loan.

         Mortgagor: The obligor or obligors under a Loan Agreement.

         Net Liquidation Proceeds: With respect to any Liquidated Home Equity Loan, Liquidation Proceeds net of Liquidation Expenses (but not including the portion, if any, of such amount that exceeds the Loan Balance of the Home Equity Loan at the end of the Collection Period immediately preceding the Collection Period in which such Home Equity Loan became a Liquidated Home Equity Loan plus accrued and unpaid interest and unreimbursed advances and expenses). Net Liquidation proceeds will not be an amount less than zero.

         Net Loan Rate: With respect to any Home Equity Loan and any day, the related Loan Rate less the sum of the Servicing Fee Rate, the Credit Enhancer Premium Rate, the per annum rate at which the fee payable to the Owner Trustee, if any, is calculated and, commencing with the Payment Date in August 2005, 0.25%.

         Net Loan Rate Cap: With respect to any Payment Date, the Weighted Average Net Loan Rate, adjusted to an effective rate reflecting interest calculated on the basis of the actual number of days in the related Interest Period and a year assumed to consist of 360 days.

         Net Principal Collections: With respect to any Payment Date (1) prior to the Rapid Amortixation Period, the excess, if any, of Principal Collections for such Payment Date with respect to the Revolving Credit Loans over the aggregate amount of Additional Balances created during the related Collection Period and conveyed to the Trust, or (2) during the Rapid Amortization Period, the Principal Collections with respect to the Revolving Credit Loans for such Payment Date.

         Note Owner: The Beneficial Owner of a Note.

         Note Rate: With respect to any Interest Period, a per annum rate determined by the Indenture Trustee equal to the lesser of (i) One-Month LIBOR for such Interest Period plus 0.19% (or 0.38% after any Optional Redemption
Date) and (ii) the Net Loan Rate Cap for such Interest Period.

         Note Register: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

         Note Registrar: The Indenture Trustee, in its capacity as Note
Registrar.

         Noteholder: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

         Notes: The Notes issued and outstanding at any time pursuant to the Indenture.

         Officer's Certificate: With respect to the Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Servicer and delivered to the Indenture Trustee. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         One-Month LIBOR: For any Interest Period other than the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period. With respect to the first Interest Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, two LIBOR Business Days prior to the Closing Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Indenture Trustee after consultation with the Servicer and the Credit Enhancer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Payment Date.

         Opinion of Counsel: A written opinion of counsel of a law firm acceptable to the recipients thereof. Any Opinion of Counsel for the Servicer may be provided by in-house counsel for the Servicer if reasonably acceptable to the Indenture Trustee, the Credit Enhancer and the Rating Agencies or counsel for the Depositor, as the case may be.

         Optional Redemption Date: The first Payment Date on which the outstanding Security Balance of the Notes is reduced to an amount equal to or less than 10% of the Security Balance of the Notes on the Closing Date.

         Original Investor Amount: As of the Closing Date, $753,650,055.02, which represents the sum of 100% of the Cut-off Date Pool Balance.

         Original Investor Revolving Amount: An amount equal to the excess of
(i) the Original Investor Amount over (ii) the Cut-off Date Balance of the Mortgage Loans.

         Outstanding: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

               (i) Notes theretofore cancelled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

               (ii) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

provided, however, that for purposes of effectuating the Credit Enhancer's right of subrogation as set forth in the Indenture only, all Notes that have been paid with funds provided under the Credit Enhancement Instrument shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.

         Overcollateralization Amount: With respect to any date of determination, the amount, if any, by which the Investor Amount exceeds the Security Balance of the Notes.

         Overcollateralization Deficit: With respect to any Payment Date, the amount, if any, by which the Security Balance of the Notes (after giving effect to all other amounts paid and allocated to principal on the Notes) exceeds the Investor Amount as of such Payment Date (after giving effect to all other amounts paid and allocated as principal of the Notes).

         Overcollateralization Shortfall: With respect to any Payment Date, the amount by which (i) the Required Overcollateralization Amount exceeds (ii) the Overcollateralization Amount for such Payment Date.

         Owner Trust : The MSDWCC HELOC Trust 2005-1 to be created pursuant to the Trust Agreement.

         Owner Trust Estate: The corpus of the Issuer created by the Trust Agreement which consists of the Home Equity Loans and the Credit Enhancement Instrument.

         Owner Trustee: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of the Trust, and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

         Paying Agent: Any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee.

         Payment Account: The account established by the Indenture Trustee pursuant to Section 8.02 of the Indenture and Section 5.01 of the Servicing Agreement. Amounts deposited in the Payment Account will be distributed by the Indenture Trustee in accordance with Section 3.05 of the Indenture.

         Payment Date: The 25th day of each month beginning in February 2005, or if such day is not a Business Day, then the next Business Day.

         Percentage Interest: With respect to any Note, the percentage obtained by dividing the Security Balance of such Note by the aggregate of the Security Balances of all Notes prior to such Payment Date. With respect to any Certificate, the percentage obtained by dividing the Security Balance on any such Certificate by the aggregate of the Security Balances of all Certificates prior to any Payment Date.

         Permitted Investments: One or more of the following:

                (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii) repurchase agreements on obligations specified in clause
     (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time (a) rated by Moody's in its highest short-term rating category available and (b) "AA" by Standard & Poor's with respect to its long-term unsecured debt or "A-1+" with respect to its short-term obligations;

                (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating category available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be "A-1+" in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

                (v) money market funds having ratings in the highest long-term available rating category of Moody's and having a rating of at least AAAm or AAm-G by Standard & Poor's at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in the Servicing Agreement) including money market funds of the Indenture Trustee and any such funds that are managed by the Indenture Trustee or its Affiliates or for which the Indenture Trustee or any Affiliate acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency as an Permitted Investment hereunder and will not reduce the rating assigned to any Securities by such Rating Agency below the lower of the then-current rating or the rating assigned to such Securities as of the Closing Date by such Rating Agency, and which are acceptable to the Credit Enhancer, as evidenced in writing, provided that if the Servicer or any other Person controlled by the Servicer is the issuer or the obligor of any obligation or security described in this clause (vi) such obligation or security must have an interest rate or yield that is fixed or is variable based on an objective index that is not affected by the rate or amount of losses on the Home Equity Loans;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations References herein to the highest rating available on unsecured long-term debt shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean "A-1" in the case of Standard & Poor's and "P-1" in the case of Moody's.

         Person: Any legal individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Pool Balance: With respect to any date, the aggregate of the Loan Balances of all Home Equity Loans as of such date.

         Predecessor Note: With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under
Section 4.03 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         Preference Amounts: The meaning ascribed to such term in the Credit Enhancement Instrument.

         Premium: As defined in the Insurance Agreement.

         Premium Letter: The Commitment to Issue a Financial Guaranty Insurance Policy dated January 27, 2005.

         Principal Collection Distribution Amount: For any Payment Date (i) the sum of (a) the Investor Floating Allocation Percentage of the Net Principal Collections for the Revolving Credit loans, each for such Payment Date and (b) Principal Collections for the Mortgage Loans for such Payment Date, if such Payment Date is during the Managed Amortization Period, or (ii) Principal Collections for such Payment Date if such Payment Date is after the end of the Managed Amortization Period.

         Principal Collections: With respect to any Payment Date and any Home Equity Loan, the aggregate of the following amounts:

          (i) the total amount of payments made by or on behalf of the Mortgagor, received and applied as payments of principal on the Home Equity Loan during the related Collection Period, as reported by the Servicer;

          (ii) any Net Liquidation Proceeds, allocable as a recovery of principal, received in connection with the Home Equity Loan during the related Collection Period;

          (iii) if the Home Equity Loan was purchased by the Servicer pursuant to Section 3.15 or 8.08 of the Servicing Agreement, or was repurchased by the Seller pursuant to the Home Equity Loan Purchase Agreement, during the related Collection Period, 100% of the Loan Balance of the Home Equity Loan as of the date of such purchase or repurchase and any Substitution Adjustment Amounts received for such Collection Period;

          (iv) any other amounts received as payments on or proceeds of the Home Equity Loan during the Collection Period to the extent applied in reduction of the principal amount thereof; and

          (v) any amounts received pursuant to the Mandatory Auction provision in Section 8.04 of the Indenture.

provided, that Principal Collections shall not include any Foreclosure Profits, and shall be reduced by any amounts withdrawn from the Collection Account pursuant to clauses (iii), (vi) and (vii) of Section 3.03 of the Servicing Agreement.

         Principal Reduction Amount: With respect to any Payment Date, the lesser of (a) the Principal Collection Distribution Amount and (b) the greater of (i) the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount, each for such Payment Date and (ii) zero.

         Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

         Purchase Price: The meaning specified in Section 2.2(a) of the Home Equity Loan Purchase Agreement.

         Purchaser: Morgan Stanley ABS Corporation I, Inc., a Delaware corporation, and its successors and assigns.

         Rapid Amortization Event: Any one of the following events:

          (a) the failure on the part of the Seller (i) to make any payment or deposit required to be made under the Home Equity Loan Purchase Agreement within five Business Days after the date such payment or deposit is required to be made; or (ii) to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Home Equity Loan Purchase Agreement, which failure continues unremedied for a period of 60 days after written notice and such failure materially and adversely affects the interests of the Securityholders or the Credit Enhancer;

          (b) if any representation or warranty made by the Seller in the Home Equity Loan Purchase Agreement proves to have been incorrect in any material respect when made and which continues to be incorrect in any material respect for a period of 60 days with respect to any representation or warranty of the Seller made in Section 3.1(a) of the Home Equity Loan Purchase Agreement or 90 days with respect to any representation or warranty made in Section 3.1(b) of the Home Equity Loan Purchase Agreement after written notice and as a result of which the interests of the Securityholders or the Credit Enhancer are materially and adversely affected; provided, however, that a Rapid Amortization Event shall not be deemed to occur if the Seller has repurchased or caused to be repurchased or substituted for the related Home Equity Loans or all Home Equity Loans, if applicable, during such period (or within an additional 60 days with the consent of the Indenture Trustee and the Credit Enhancer) in accordance with the provisions of the Indenture;

          (c) the entry against the Seller or the Issuer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any insolvency, conservatorship, receivership, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

          (d) the Seller or the Issuer shall voluntarily go into liquidation, consent to the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or the Issuer or of or relating to all or substantially all of its property, or a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, liquidator or similar person in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller or the Issuer and such decree or order shall have remained in force undischarged, unbonded or unstayed for a period of 60 days; or the Seller or the Issuer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

          (e) the Issuer becomes subject to regulation by the Commission as an investment company within the meaning of the Investment Company Act of 1940, as amended;

          (f) a Servicing Default relating to the Servicer occurs under the Servicing Agreement;

          (g) any draw on the Credit Enhancement Instrument;

          (h) the Issuer is determined to be an association taxable as a corporation for federal income tax purposes; or

          (i) an Event of Default under the Indenture has occurred and is continuing

         In the case of any event described in (a), (b) or (f), a Rapid Amortization Event will be deemed to have occurred only if, after any applicable grace period described in such clauses, the Credit Enhancer or, with the consent of the Credit Enhancer, Securityholders evidencing not less than 51% of the Security Balance of each of the Notes and the Certificates, by written notice to the Seller, the Servicer, the Indenture Trustee, the Depositor and the Owner Trustee, declare that a Rapid Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e), (g), (h) or (i), an Rapid Amortization Event will be deemed to have occurred without any notice or other action on the part of the Noteholders or the Credit Enhancer immediately upon the occurrence of such event; provided, that any Rapid Amortization Event may be waived and deemed of no effect with the written consent of the Credit Enhancer and each Rating Agency, subject to the satisfaction of any conditions to such waiver.

         Rating Agency: Any nationally recognized statistical rating organization, or its successor, that rated the Securities at the request of the Depositor at the time of the initial issuance of the Securities. Initially, Moody's or Standard & Poor's. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee. References herein to the highest short term unsecured rating category of a Rating Agency shall mean "A-1+" or better in the case of Standard & Poor's and "P-1" or better in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's and "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

         Realized Loss Allocated Amount: With respect to any Payment Date, an amount equal to Realized Losses on the Revolving Credit Loans incurred during the prior Collection Period multiplied by a fraction the numerator of which is the Class Principal Balance of the Class L Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Loan Balances of the Revolving Credit Loans at the end of the related Collection Period.

         Realized Losses: For any Payment Date the positive difference between
(i) the Principal Balances of all Home Equity Loans that were liquidated during the related Collection Period and (ii) the principal portion of Net Liquidation Proceeds of such Home Equity Loans.

         Record Date: With respect to the Notes and any Payment Date, the Business Day next preceding such Payment Date and with respect to the Certificates and any Payment Date, the last Business Day of the month preceding the month of such Payment Date.

         Reference Bank Rate: With respect to One-Month LIBOR and any Interest Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month, which are offered by the Reference Banks as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Period to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the sum of the outstanding Security Balance of the Notes and the Certificates; provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Indenture Trustee after consultation with the Servicer and the Credit Enhancer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European Banks for a period of one month, in amounts approximately equal to the aggregate Security Balance of the Notes. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Interest Period.

         Reference Banks: Barclays Bank PLC, National Westminster Bank and Deutsche Bank, AG, or any successor in interest thereto.

         Registered Holder: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

         Reimbursement Amount: The meaning ascribed to such term in the Credit Enhancement Instrument.

         Related Documents: With respect to each Home Equity Loan, the documents specified in Section 2.1(c) of the Home Equity Loan Purchase Agreement and any documents required to be added to such documents pursuant to the Home Equity Loan Purchase Agreement, the Trust Agreement or the Servicing Agreement.

         Relief Act: The Servicemembers Civil Relief Act, as amended.

         REO: A Mortgaged Property that is acquired by the Trust in foreclosure or by deed in lieu of foreclosure.

         Repurchase Event: With respect to any Home Equity Loan, either (i) a discovery that, as of the Closing Date, the related Mortgage was not a valid Lien on the related Mortgaged Property subject only to (A) the lien of any prior mortgage indicated on the Home Equity Loan Schedule, (B) the Lien of real property taxes and assessments not yet due and payable, (C) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such other title exceptions permissible by mortgage lenders generally and (D) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the related Mortgaged Property or (ii) with respect to any Home Equity Loan as to which the Seller delivers an affidavit certifying that the original Credit Line Agreement has been lost or destroyed, a subsequent default on such Home Equity Loan if the enforcement thereof or of the related Mortgage is materially and adversely affected by the absence of such original Credit Line Agreement.

         Repurchase Price: With respect to any Home Equity Loan required to be repurchased on any date pursuant to the Home Equity Loan Purchase Agreement or purchased by the Servicer pursuant to the Servicing Agreement, an amount equal to the sum of (i) 100% of the Loan Balance thereof (without reduction for any amounts charged off), (ii) unpaid accrued interest at the Loan Rate (or with respect to the last day of the month in the month of repurchase, the Loan Rate will be the Loan Rate in effect as to the second to last day in such month) on the outstanding principal balance thereof from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month of purchase and (iii) and any costs and damages incurred by the Trust resulting from any violation of any predatory or abusive lending law in connection with such Home Equity Loan.

         Required Overcollateralization Amount: As defined in the Insurance Agreement.

         Responsible Officer: With respect to the Indenture Trustee, any officer of the Indenture Trustee with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Revolving Credit Loans: At any time, all Revolving Credit Loans, including Additional Balances, if any, that have been sold to the Depositor under the Home Equity Loan Purchase Agreement and conveyed to the Trust, together with the Related Documents, and that remain subject to the terms thereof.

         Scheduled Final Payment Date: The Payment Date in July 2017.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         Security: Any of the Certificates or Notes.

         Security Balance: With respect to any Payment Date and the Notes, the Initial Security Balance thereof prior to such Payment Date reduced by all payments of principal thereon prior to such Payment Date. With respect to any Payment Date and any Class of Certificates, the Class Principal Balance thereof.

         Security Collections: With respect to any Payment Date, the sum of the following amounts:

          (i) the aggregate of all Security Interest Collections received during the related Collection Period;

          (ii) the aggregate of all Security Principal Collections received during the related Collection Period; and

          (iii) all Substitution Adjustment Amounts to be deposited to the Payment Account for such Payment Date.

         Securityholder or Holder: Any Noteholder or a Certificateholder.

         Security Interest Collections: With respect to any Payment Date, Interest Collections during the related Collection Period.

         Security Percentage: With respect to any Payment Date and Security, the percentage equivalent of a fraction the numerator of which is the Security Balance of such Security immediately prior to such Payment Date and the denominator of which is the aggregate of the Security Balances of all Securities as of such date.

         Security Principal Collections: With respect to any Payment Date, Principal Collections during the related Collection Period.

         Seller: Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, and its successors and assigns.

         Seller P&I Collections: With respect to any Payment Date, the excess of Security Collections over the Investor P&I Collections for such Payment Date.

         Servicer: Morgan Stanley Dean Witter Credit Corporation, a Delaware corporation, and its successors and assigns.

         Servicer Performance Test: With respect to the Servicer, the Servicer Performance Test shall be satisfied so long as (i) the ratio, expressed as a percentage, of the cumulative Liquidation Loss Amounts over the Cut-Off Date Pool Balance, is less than the following percentages during the following calendar months after the Cut-Off Date: (a) 1.00% during months 31 to 48, inclusive, (b) 1.50% during months 49 to 60, inclusive, and (c) 2.00% on and after month 61, (ii) the most recent servicer ranking of the Servicer is "average" or better from S&P and (iii) the 60+ Delinquency Percentage (Rolling Six Month), is less than 3.00%.

         Servicer Test: With respect to the Servicer, the Servicer Test shall be satisfied so long as (i) the ratio, expressed as a percentage, of the cumulative Liquidation Loss Amounts over the Cut-Off Date Pool Balance is less than the following percentage rates during the following calendar months after the Cut-Off Date: (a) 1.00% during months 31 to 48, inclusive, (b) 1.50% during months 49 to 60, inclusive, and (c) 2.00% on and after month 61, (ii) the Tangible Net Worth is at least $500,000,000 or such other amount as the parties agree that the Servicer will maintain, (iii) the most recent servicer ranking of the Servicer is "average" or better from S&P and (iv) the 60+ Delinquency Percentage (Rolling Six Month), is less than 3.00%; provided, however, with respect to clause (ii) above, as a substitute for equity capital, the Servicer shall have the right to provide a letter of credit or letters of credit, with each letter of credit being in form and substance acceptable to the Credit Enhancer and its outside counsel and from a letter of credit provider or providers, each of which is acceptable to the Credit Enhancer and its outside counsel.

         Servicing Advance: Those costs and expenses advanced for the preservation or restoration of any Mortgaged Property, including advances, if any, to pay delinquent real estate taxes and insurance that the Servicer is required to advance in accordance with the terms of the Servicing Agreement.

         Servicing Agreement: The Servicing Agreement dated as of January 1, 2005 between the Indenture Trustee, the Issuer and the Servicer, as servicer.

         Servicing Default: The meaning specified in Section 7.01 of the Servicing Agreement.

         Servicing Fee: With respect to any Home Equity Loan except Liquidated Home Equity Loans and any Collection Period, the product of (i) the Servicing Fee Rate divided by 12 and (ii) (A) the Calculated Loan Balance, in the case of Revolving Credit Loans, and (B) the Loan Balance, in the case of Mortgage Loans.

         Servicing Fee Rate: With respect to any Home Equity Loan except Liquidated Home Equity Loans, 0.50% per annum.

         Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Home Equity Loans whose name and specimen signature appear on a list of Servicing Officers furnished to the Indenture Trustee (with a copy to the Credit Enhancer) by the Servicer, as such list may be amended from time to time.

         Servicing Report: The monthly report delivered to the Indenture Trustee by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         Single Certificate: A Certificate in the denomination of $1,000.

         Single Note: A Note in the amount of $1,000.

         Six-Month LIBOR: With respect to any Adjustable-Rate Mortgage Loan for which Six-Month LIBOR is the related Index, the rate for United States dollar deposits for six months which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Collection Period or such other date specified in the related Mortgage Note. If such rate does not appear on such page (or such other page as may replace that page on that service), or if such service is no longer offered, such other service for displaying Six-Month LIBOR or comparable rates as may be reasonably selected by the Servicer after consultation with the Credit Enhancer), in accordance with the terms of the related Mortgage Note.

         60+ Delinquency Percentage (Rolling Six Month): means, as of any Payment Date, the ratio expressed as a percentage, of the six-month rolling average of all Home Equity Loans sixty days or more delinquent as of such Payment Date in the payment of all or any portion of scheduled principal or interest (including all Home Equity Loans that are REO or the subject of a foreclosure proceeding) over the Pool Balance.

         Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., or its successor in interest.

         Statement: The monthly statement prepared by the Indenture Trustee pursuant to Section 3.26 of the Indenture and made available to the parties described therein.

         Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement as a Subservicer by the Servicer.

         Subservicing Account: An Eligible Account established or maintained by a Subservicer as provided for in Section 3.02(c) of the Servicing Agreement.

         Subservicing Agreement: The written contract between the Servicer and any Subservicer relating to servicing and administration of certain Home Equity Loans as provided in Section 3.01 of the Servicing Agreement.

         Substitution Adjustment Amounts: With respect to any Eligible Substitute Loan and any Deleted Loan, the amount, if any, as determined by the Servicer, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the monthly payments due in the month of substitution that are to be distributed to the Payment Account in the month of substitution).

         Tangible Net Worth: The excess of (a) the tangible assets of the Servicer and any Affiliates calculated in accordance with GAAP, as reduced by adequate reserves in each case where reserves are proper over (b) all indebtedness (including subordinated debt) of the Servicer and its Affiliates; provided, however, that (i) in no event shall there be included in the above calculation any intangible assets such as patents, trademarks, trade names, copyrights, licenses, goodwill, organizational costs, advances or loans to, or receivables from, directors, officers, employees or affiliates, prepaid assets, amounts relating to covenants not to compete, pension assets, deferred charges or treasury stock or any securities of the Servicer or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, (ii) securities included in such intangible assets shall be taken into account at their current market price or cost, whichever is lower, and
(iii) any write-up in the book value of the assets shall not be taken into account.

         Teaser Loan: Any Revolving Credit Loan or any Adjustable-Rate Mortgage Loan, which provides for an initial period during which the Loan Rate is less than the sum of the current Index plus the applicable Gross Margin.

         Telerate Screen Page 3750: The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be selected by the Issuer after consultation with the Indenture Trustee and the Credit Enhancer), the rate will be the related Reference Bank Rate.

         Transfer Date: Any Payment Date on which the Seller removes Revolving Credit Loans from the Trust pursuant to Section 2.3 of the Home Equity Loan Purchase Agreement.

         Transfer Document: A document substantially in the form of Exhibit D to the Servicing Agreement.

         Transition Costs: Any documented fees, expenses and allocated costs reasonably incurred by the Indenture Trustee (or a successor Servicer or the Credit Enhancer) in connection with a transfer of servicing from the Servicer to the Indenture Trustee (or a successor Servicer), including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Indenture Trustee (or a successor Servicer) to correct any errors or insufficiencies in the servicing data or otherwise to enable the Indenture Trustee (or a successor Servicer) to service the Home Equity Loans properly and effectively.

         Treasury Regulations: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         Trust: As defined in Section 2.01 of the Trust Agreement.

         Trust Agreement: The Trust Agreement, dated as of January 1, 2005, between the Owner Trustee and the Depositor.

         Trust Estate: The meaning specified in the Granting Clause of the Indenture.

         Trust Indenture Act or TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

         UCC: The Uniform Commercial Code, as in effect from time to time in the applicable jurisdiction.

         Underwriter: Morgan Stanley & Co. Incorporated.

         Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

         Weighted Average Net Loan Rate: With respect to the Home Equity Loans in the aggregate, and any Payment Date, the average of the Net Loan Rate for each Home Equity Loan as of the last day of the Billing Cycle for the Due Date that occurs in the Collection Period immediately prior to such Payment Date weighted on the basis of the related Loan Balances outstanding as of the last day of such Billing Cycle for each Home Equity Loan as determined by the Servicer in accordance with the Servicer's normal servicing procedures.